FUNDING AGREEMENT #3


                                    between


                NEW YORK CITY ECONOMIC DEVELOPMENT CORPORATION


                                      and


                          THE NEW YORK TIMES COMPANY


                         Dated as of December 15, 1993




                        Relative to the construction of
                  an interim New York City Police Department
                      vehicle pound at the South Brooklyn
                  Marine Terminal in the Borough of Brooklyn
            or another site in the City of New York selected by EDC

                                 TABLE OF CONTENTS

                                                                        Page

PREAMBLE                                                                 1
DEFINITIONS                                                              4

ARTICLE ONE       THE WORK; PERFORMANCE, PROCUREMENT
- -----------       AND CONTRACT REQUIREMENTS

   Sec.1.1        General Provisions and Provisions Regarding
                  Design and Construction                               16
   Sec.1.2        Procurement of Bids, Services and Goods               24
   Sec.1.3        Liaison to EDC                                        33


ARTICLE TWO       THE FUNDING
- -----------

   Sec.2.1        Agreement to Fund                                     34
   Sec.2.2        Disbursements                                         34
   Sec.2.3        Funding of Costs of Changes                           37


ARTICLE THREE     THE TERM
- -------------

   Sec.3.1        Term                                                  42


ARTICLE FOUR      CONDITIONS FOR DISBURSEMENT
- ------------

   Sec.4.1        Initial Submissions by The Times                      44
   Sec.4.2        Documentation for Disbursements on Account
                  of Eligible Costs                                     45
   Sec.4.3        Direction of Submissions                              48


ARTICLE FIVE      REPRESENTATIONS, WARRANTIES AND
- ------------      GUARANTIES OF THE TIMES

   Sec.5.1        Organization; Standing                                49
   Sec.5.2        Intentionally Omitted                                 49

                                                                       Page

   Sec.5.3        Conflict, etc. under Other Documents                  49
   Sec.5.4        No Litigation                                         50
   Sec.5.5        Intentionally Omitted                                 50
   Sec.5.6        Intentionally Omitted                                 50
   Sec.5.7        Quality of Work; Guaranties and Warranties            50


ARTICLE FIVE-A    REPRESENTATIONS AND WARRANTIES OF EDC
- --------------

   Sec.5A.1       Organization; Standing                                52
   Sec.5A.2       Due Authorization; Enforceable Obligations            52


ARTICLE SIX       COVENANTS
- -----------

   Sec.6.1        Requisitions Update The Time's Representations        53
   Sec.6.2        Compliance with Other Agreements and Law;
                  Legal Status                                          53
   Sec.6.3        Maintenance of and Compliance with Insurance
                  Requirements                                          53
   Sec.6.4        Maintenance of Office                                 54
   Sec.6.5        Compliance with Applicable Law                        54
   Sec.6.6        Assignment                                            55
   Sec.6.7        Maintenance of Records                                56
   Sec.6.8        Intentionally Omitted                                 56
   Sec.6.9        Due Application of Funding Proceeds                   56
   Sec.6.10       Defects; Non-Conforming Work                          57
   Sec.6.11       Participation by Women and Minority Owned
                  Businesses                                            57
   Sec.6.12       No Liens                                              60
   Sec.6.13       Intentionally Omitted                                 60
   Sec.6.14       Intentionally Omitted                                 60
   Sec.6.15       Intentionally Omitted                                 60
   Sec.6.16       MacBride Principles                                   60
   Sec.6.17       No Waiver of Compliance                               61

                                                                      Page
ARTICLE SEVEN     DEFAULT AND TERMINATION
- -------------

   Sec.7.1        Events of Default                                     62
   Sec.7.2        Default Remedies; Exculpation                         63
   Sec.7.3        Termination                                           66
   Sec.7.4        Right to Reinstate Agreement                          67


ARTICLE EIGHT     NOTICES
- -------------

   Sec.8.1        Notice                                                69
   Sec.8.2        Disbursement Submissions                              70


ARTICLE NINE      GENERAL CONDITIONS AND COVENANTS
- ------------

   Sec.9.1        Conflict of Interests                                 71
   Sec.9.2        No Liability of Individuals                           72
   Sec.9.3        Anti-Boycott Provisions                               72
   Sec.9.4        Governing Law                                         73
   Sec.9.5        Liability of EDC                                      73
   Sec.9.6        Amendments                                            75
   Sec.9.7        Successors and Assigns                                75
   Sec.9.8        Assignment of Funds                                   75
   Sec.9.9        Counterparts                                          76
   Sec.9.10       Interpretation                                        76
   Sec.9.11       Indemnity                                             76
   Sec.9.12       No Agency                                             77
   Sec.9.13       Venue                                                 78
   Sec.9.14       Investigations; Cooperation                           79
   Sec.9.15       Intentionally Omitted                                 87
   Sec.9.16       Maximum Interest Rate                                 87
   Sec.9.17       Captions                                              87
   Sec.9.18       Gender, Etc.                                          87
   Sec.9.19       Assignment by EDC                                     87
   Sec.9.20       Obligations of Newspaper Division                     88

                                                                       Page
ARTICLE TEN       AGREEMENT OF THE CITY
- -----------

   Sec.10.1       City's Agreement to Fund EDC                          89
   Sec.10.2       Valid Agreement of the City                           89
   Sec.10.3       The Times's Rights Against the City                   89

Appendix A  -     Premises
Appendix B  -     Proposed Site for Interim Car Pound at South
                  Brooklyn Marine Terminal
Appendix C  -     Insurance Requirements
Appendix D  -     The Times's Certificate of Good Standing
Appendix E  -     EDC's Legal Opinion
Appendix F  -     EDC's Secretary's Certificate
Appendix G  -     Equal Employment Requirements
Appendix H  -     Employment Report
Appendix I  -     Intentionally Omitted
Appendix J  -     MacBride Principles Rider
Appendix K  -     Corporation Counsel's Legal Opinion

Exhibit A   -     Intentionally Omitted
Exhibit B   -     Form List of Contractors
Exhibit C   -     Investigation Forms
Exhibit D   -     Change Order Form
Exhibit E   -     Form Legal Opinion
Exhibit F   -     Form Certificate of Specimen Signature
Exhibit G   -     AIA Forms
Exhibit H   -     W\MBE Plan
Exhibit H-1 -     Form Expedited Certification Affidavit
Exhibit I   -     Form Certification to be Attached to Requisition

      FUNDING AGREEMENT #3 dated as of December 15, 1993 between NEW YORK CITY

ECONOMIC DEVELOPMENT  CORPORATION  ("EDC"), a  local  development  corporation formed pursuant to Section 1411  of the Not-for-Profit Corporation Law of  the

State  of New  York, having its  principal office  at 110  William Street, New

York, New York 10038, and THE NEW YORK TIMES COMPANY ("The Times"), a New York

State corporation,  having its principal  office at 229 West  43rd Street, New

York, New York 10036.



PREAMBLE:

                                  WITNESSETH
                                  ----------
      WHEREAS:

      A:    The City of New York (the "City"), a municipal corporation of  the

State of New York, is the owner in fee of certain real property identified, as of  the date hereof,  as Block 4183, p/o  Lot 1, Block 4242,  p/o Lot 1, Block

4243, p/o Lot 1, Block 4280, p/o Lot 1, Block 4281, p/o Lot 1, Block 4282, Lot

1, Block  4283, Lot 1,  Block 4284, Lot  1, Block 4306 p/o  Lot 1 and  Lot 44,

Block 4307, Lot 1 and p/o Lot 4, Block 4308, Lot 1 and Lot 36, Block 4310, Lot

32, Block  4336, Lot 35  and p/o Lot  50, Block 4337, Lot  62 and p/o  Lot 76,

Block 4339,  Lot 46 and demapped  portions of 25th Avenue,  28th Avenue, 138th

Street and  139th Street, on  the Tax Map  for the Borough  of Queens,  in the

County of  Queens, City and State of New  York, and assigned new tentative tax block  and lot numbers Block 4282, Lot  100 for future identification, as such property is more particularly described in Appendix A attached hereto and made a part hereof (the "Premises); and

      B:    The City, as landlord,  and EDC, as  tenant, entered into a  lease dated as  of the date  hereof, which  lease was assigned  by EDC to  The Times pursuant to  an  Assignment and Assumption  of Lease with Consent  dated as of the date hereof (the lease  as so assigned, and  as the same may hereafter  be amended, is hereinafter referred to as the "Lease"), demising the Premises for the Project  (as hereinafter defined), and for which Lease EDC will act as the

City's managing agent pursuant to Article 42 of the Lease; and

      C:    In  connection with  the  Lease,  The  Times  has  the  option  to construct on  behalf of  the City  a New York  City Police  Department vehicle pound designed by EDC (the "Interim Car Pound"), to be located on a portion of

the  South  Brooklyn  Marine   Terminal  in  the  Borough  of   Brooklyn  more

particularly depicted in Appendix B attached hereto, or such other site in the

City of New  York as may be  identified by EDC pursuant  to Article 12 of  the

Lease (any such  site, the  "Construction Site"), to  temporarily replace  the existing New York City Police Department vehicle pound located on the Premises until a permanent relocation vehicle pound can be constructed by the City (the

Interim   Car   Pound,  is   sometimes   hereinafter   referred   to  as   the

"Improvements"); and

      D:    The construction  of the Improvements is  a necessary prerequisite element  to the Project  without which The  Times has determined  it could not proceed with the construction of the Project; and

      E:    If The Times  elects to construct  the Improvements in  accordance with its  option, EDC  and the  City will  make available to  The Times  funds

sufficient   to  fully  reimburse  The  Times  for  its  construction  of  the

Improvements and the performance of the

Work (as hereinafter defined); and

      F:    The  City  and  EDC have  entered  into  an  Amended and  Restated

Contract dated as of June  30, 1993, as amended (the "Consolidated  Contract")

pursuant to which the City will provide EDC with the necessary funds, which is currently estimated by EDC to be approximately $550,000, for use in connection with  the construction  of  the Improvements  and  pursuant  to which  EDC  is authorized to contract with The Times to perform the Work; and

      G:    The Times, independently, and not as agent of the City or EDC, has agreed that if  it exercises its option to construct  the Improvements it will perform,  or  cause the  performance  of,  the Work  in  consideration of  the payments to it by EDC of  funds in an amount necessary to fully  reimburse The

Times for the Eligible  Costs (as hereinafter defined) incurred  in connection with the construction  of the  Improvements (the "Funding")  pursuant to  this

Agreement;

      H:    In furtherance of its  obligations under the Consolidated Contract and its corporate  purpose of fostering economic development in  the City, EDC has agreed to disburse the  Funding to The Times for the  purpose of financing the Eligible Costs of the Work.

      NOW, THEREFORE, EDC and The Times covenant and agree as follows:

                                 DEFINITIONS
                                 -----------


      As  used in this Funding Agreement,  the following initially capitalized terms shall have the respective meanings indicated opposite each of them:



"Affiliate"             Any Person that directly, or indirectly through one or
                        more intermediaries,  controls or is controlled by, or
                        is under common control with, The Times.  For purposes
                        hereof,  the  term  "control"  means  the  possession,
                        directly  or indirectly,  of  the power  to direct  or
                        cause the direction of  the management and policies of
                        The Times through the  ownership of voting securities,
                        by  contract, or otherwise.   Ownership  of or  by The
                        Times  includes  beneficial   ownership  effected   by
                        ownership of intermediate entities.  An "Affiliate" of
                        a  Person other  than  The Times  shall be  determined
                        using the  same standard of control  and ownership set
                        forth herein  with respect to  The Times.   Unless the
                        context  otherwise  requires,  any  reference   to  an
                        "Affiliate" in this Agreement shall be deemed to refer to an Affiliate of The Times.

"Agreement"             This Funding Agreement and any amendments thereto.

"Approvals"             Contractor's  Approvals  (as hereinafter  defined) and
                        Owner's    Approvals    (as   hereinafter    defined),
                        collectively.

"Business Day"          Any day other than  a Saturday, Sunday, legal holiday,
                        or a  day on  which banking  institutions in  New York
                        City are authorized by law or executive order to close.

"Car Pound Removal
 Date"                  As defined in Sec.1.1(b)(1).

"Car Pound Self Help
 Notice"                As defined in Sec.1.1(b)(1).

"City"                  As defined in Recital A of the Preamble.

"College Point
 Improvement
 Fund Payments"         As defined in Section 3.09(b)(iii) of the Lease.

"Commissioner"          As defined in Sec.9.14(a).

"Completed Cover
 Sheet"                 As defined in Sec.4.1.

"Consolidated
 Contract"              As defined in Recital F of the Preamble.

"Construction
 Contract"              (A)  Any  agreement  executed  by The  Times  and  the
                        Resident  Engineer (as  hereinafter defined),  if any,
                        with   respect   to   construction   management    and
                        supervision services and engineering services,  or (B)
                        any  contract  between  The  Times  and  the   General
                        Contractor (as hereinafter defined), if any, under which the General Contractor is obligated to perform the Construction Work; or (C) any contract with a contractor for performance of all or any part of the Construction Work, whether entered into by The Times, the General Contractor, the Resident Engineer or the Construction Manager (as hereinafter defined).

"Construction Manager"  Lehrer  McGovern Bovis, Inc. or any other construction manager selected by The Times, reasonably approved by EDC, responsible solely for the performance of construction management services and/or construction contract administration services and supervision services relative to the Construction Work.

"CM Costs"              The  costs  paid  or  payable  by  The  Times  to  the
                        Construction   Manager   for   the   performance    of
                        construction   management  and   supervision  services
                        relative to the Work, as more particularly set forth in the proviso to the last sentence of the definition of Eligible Costs.

"Construction Site"     As defined in Recital C of the Preamble.

"Construction
 Work" The portion of the Work the costs of which are considered hard costs of construction under normal industry standards, excluding the services of the Resident Engineer and the services of the Construction Manager, if any.

"Contractor"            Any contractor under a Construction Contract.

"Contractor's Approvals"As defined in Sec.1.1(c)(3).

"DBS"                   As defined in Sec.6.11(b).

"Department of
 Investigation"         As defined in Sec.9.14(a).

"Deputy Mayor"          As defined in Sec.9.14(a).

"DLS"                   The  Division  of   Labor  Services   of  the   City's
                        Department of Business Services, or its successor in function.

"EDC"                   As defined in the first paragraph of this Agreement.

"EDC Default Notice"    As defined in Sec.9.5(b).

"Eligible
 Costs" (i) The costs of the Work paid or payable by The Times to Contractors (other than the Resident Engineer), subcontractors, suppliers and material persons for (A) labor and materials utilized in connection with the Work, and (B) for labor, services, facilities or equipment customarily considered as "general conditions" items which are reasonably required by or consequent upon the Construction Work, including (x) all costs of contract bonds and of insurance that may be required or necessary during the period of and for performance of the Work, (y) all costs of obtaining and maintaining the guaranties required by this Agreement and/or the Final Plans and Specifications (as hereinafter defined), and (z) all costs of obtaining and maintaining the security services required by Sec.1.1(e)(ii) of this Agreement that are obtained by Contractors and subcontractors (other than the Resident Engineer) and are included in their respective contract prices together with those costs described in (i)(A) above, and (ii) the costs paid or payable by The Times to the Resident Engineer for the performance of construction management and supervision services and/or engineering services, (x) in an amount not to exceed ten percent (10%) of the Hard Costs (as hereinafter defined) with respect to all "general conditions" items and other reimbursable expenses, and (y) in an amount not to exceed three percent (3%) of the Hard Costs with respect to the Resident Engineer's fee. In no event shall Eligible Costs include the costs or fees paid or payable by The Times to the Construction Manager; provided, however that if The Times elects to engage a Construction Manager instead of a Resident Engineer (and not in addition to a Resident Engineer), then Eligible Costs shall include the costs paid or payable by The Times to the Construction Manager for the performance of construction management and supervision services, (x) in an amount not to exceed ten percent (10%) of the Hard Costs (as hereinafter defined) with respect to all "general conditions" items and other reimbursable expenses, and (y) in an amount not to exceed three percent (3%) of the Hard Costs with respect to the Construction Manager's fee.

"Engineer's Estimate"   An engineer's  estimate or estimates, prepared  by EDC
                        or  its professional  consultants with respect  to the
                        construction  of the  Improvements,  of  all  Eligible
                        Costs expected to be  incurred in connection with such
                        construction and a projection  of the amounts that EDC
                        expects The Times to requisition over the term of this
                        Agreement in  connection with the  Improvements.   The
                        Engineer's Estimate  may be amended from  time to time
                        to reflect  inflation,  change  order  work  or  other
                        changes to  the Final  Plans and Specifications.   The
                        Engineer's Estimate shall not be construed to limit in any way the amounts to be paid to The Times in full reimbursement of the cost to perform the Work pursuant to the provisions of this Agreement.

"Entity"                As defined in Sec.9.14(a).

"Events of
 Default"               Those events set forth in Sec.7.1.

"Federal Courts"        As defined in Sec.9.13.

"Final Acceptance Date" Means  the date on  which all  of the  following shall have occurred: (i) the Resident Engineer or the Construction Manager shall have certified to EDC that the Work (including all Substantial Completion Punch List (as hereinafter defined) items) is complete (except to an immaterial extent) in accordance with the Final Plans and Specifications, and the

                        Requirements, and (ii) EDC and/or its professional consultants shall have inspected the Construction Site, within thirty (30) days after EDC's receipt from the Resident Engineer or the Construction Manager of the certification described in clause (i) above, and certified, by the later to occur of the expiration of such thirty (30) day period or five (5) days after such inspection was completed, to The Times that, in its opinion, the Improvements are complete (except to an immaterial extent) in accordance with the Final Plans and Specifications, which certification shall not be unreasonably withheld; provided however, that if EDC and/or its professional consultants shall have failed to inspect the Construction Site within the thirty (30) day period described above and to give the certification within the time period described above, EDC shall be deemed to have inspected the Construction Site and certified to The Times that the Improvements are complete.

"Final
 Completion"            Means that each of the following shall have occurred:

                        (A) the Resident Engineer or the Construction Manager shall have issued to EDC a "Certificate of Payment", or certified its approval of a "Certificate of Payment" issued to EDC, in either case stating that it has examined the Final Plans and Specifications and, in its best professional judgment, after diligent inquiry, and on the basis of its observations and inspections, the Construction Work has been completed (except to an immaterial extent) in accordance with the Final Plans and Specifications and all Requirements and that the final payment is due to The Times;

                        (B) the Reviewing Parties (i) shall have made a final inspection of the Construction Site upon receipt of notice from The Times that the Work is Substantially Completed (as hereinafter defined) and (ii) shall have certified the Work, including all items on the Final Punch List, as being acceptable and complete;

                        (C) The Times shall have submitted to EDC a final accounting, containing an affidavit that all payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which The Times may in any way be responsible (other than items, if any, disputed in good faith by The Times that are not being paid for by the Funding including, without limitation, the Construction Manager's costs and fees), either have been paid or otherwise satisfied or will be paid simultaneously with or immediately after the receipt of the proceeds of any disbursement of the Funding for which Final Completion is required;

                        (D) The Times shall have submitted to EDC receipts, releases and waivers of liens, or such other documentation establishing payment or satisfaction of all obligations arising out of the Work (other than items, if any, disputed in good faith by The Times that are not being paid for by the Funding including, without limitation, the Construction Manager's costs and fees), to the extent and in such form as may be reasonably designated by EDC. If any lien for any work done by or on behalf of The Times has attached to the funds forming a part of the Funding, The Times shall have either removed or bonded such lien;

                        (E) The Times shall have delivered to EDC two sets of the "as-built" drawings for the Improvements, as the same may have been amended, modified or supplemented, and such other documentation as may be required by the Reviewing Parties or as may be necessary to evidence that the Work was completed in accordance with the Requirements. These drawings shall accurately show any deviations from the Final Plans and Specifications and the exact locations of any underground or otherwise concealed utilities and appurtenances as referenced to permanent surface improvements; and

                        (F) receipt by EDC of notification from DLS that all labor requirements applicable to the Work have been fulfilled.

"Final Penalty"         As defined in Sec.9.14(f)(ii).

"Final Plans and
 Specifications"        The   completed   final   drawings   and   plans   and
                        specifications for the construction of the Interim Car
                        Pound, as developed by EDC and delivered by EDC to The
                        Times in accordance with

                              Sec.1.1(c)(2) hereof, and as such drawings and plans and specifications may be modified or amended from time to time in accordance with Sec.1.1(c) or Sec.2.3 of this Agreement.

"Final Punch
 List" A statement by the Resident Engineer or the Construction Manager issued after Substantial Completion, setting forth a description in reasonable detail of any items to be remedied, corrected or completed in accordance with the Final Plans and Specifications or any observable defects and deficiencies, and any other defects or deficiencies of which the Resident Engineer or the Construction Manager has knowledge or of which the Reviewing Parties shall have observed and notified The Times or its Contractors, with respect to the Improvements or at or on the Construction Site including, but not limited to, deficiencies due to non-compliance with the Requirements.

"Funding"               As defined in Recital G of the Preamble.

"Funding Agreement #1"  The funding agreement between  EDC and The Times dated as of the date hereof which provides for the funding to The Times of City capital budget dollars necessary to pay for certain site preparation and foundation work required in connection with the construction of the Project, as such agreement may be amended from time to time.

"Funding Agreement #2"  The funding agreement between  EDC and The Times dated as of the date hereof which provides for the funding to The Times of City capital budget dollars necessary to pay for the construction of a City sanitary sewer system to service the Premises, as such agreement may be amended from time to time.

"Funding Agreement #4"  The Funding Agreement between  EDC and The Times dated as of the date hereof which provides for the funding to The Times of City capital budget dollars necessary to pay for certain reconstruction of the Whitestone Expressway Service Road from 20th Avenue to Linden Place, a City street running adjacent to the Premises, as such agreement may be amended from time to time.

"General
 Contractor"            The  Times's general  contractor,  if any,  reasonably
                        approved by

                        EDC,     engaged   to  perform  and  manage  the
                        Construction Work.

"Governmental
 Authorities"           The United  States of America, the  State of New
                        York, the City and any agency, department, legislative body, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, having legal jurisdiction over the Improvements or the Construction Site or any portion thereof or any street, road, avenue, sidewalk or water comprising a part of or immediately adjacent to the Construction Site.

"Hard Costs"            The aggregate of the costs set forth in  clauses
                        (i)(A) and (i)(B) of  the definition of Eligible
                        Costs.

"Impositions"           As defined in Section 3.09(b)(i) of the Lease.

"Improvements"          As defined in Recital C of the Preamble.

"Initial Termination"   As defined in Sec.7.4.

"Interim Car Pound"     As defined in Recital C of the Preamble.

"Interim Penalty"       As defined in Sec.9.14(f)(i).

"Investigation"         As defined in Sec.9.14(a).

"Investigation Forms"   As defined in Sec.1.2(c).

"Late Charge
 Rate" The Prime Rate (as hereinafter defined) plus one percent (1%).

"Lease"                 As defined in Recital B of the Preamble.

"Lease Execution Date"  As defined in Article 1 of the Lease.

"Material Change"       A change  to the Final Plans  and Specifications which
                        either (i) individually or in the aggregate with all other changes increases the cost of the Construction
                        Work by $125,000 or more, (ii) materially changes the quality or nature of the Construction Work, type of materials, workmanship or construction means, methods or techniques, or materially affects the layout or design of the Improvements, or (iii) is of such a nature that, in order to perform the work associated with such change, The
                        Times will be required to obtain additional permits or approval.

"Members"               As defined in Sec.9.14(a).

"MBEs"                  As defined in Sec.6.11(a).

"New York State
  Courts"               As defined in Sec.9.13.

"Newspaper Division"    As defined in Sec.9.20.

"Owner's Approvals"     As defined in Sec.1.1(c)(2).

"Owner's
 Representative"        Any  Person  selected by  The  Times, reasonably
                        approved  by   EDC,  to   act  as   The  Times's
                        representative  at  the  Construction  Site  and
                        responsible   for   supervision  of   the   Work
                        performed by the General Contractor and the other Contractors, subcontractors and material suppliers.

"Parties"               EDC and The Times.

"Person" An individual, corporation, partnership, joint venture, estate, trust, unincorporated association; any federal, state, county or municipal government or any bureau, department or agency thereof; and any fiduciary acting in such capacity on behalf of any of the foregoing.

"Premises"              As defined in Recital A of the Preamble.

"Prime Rate"            The base  or prime rate of interest from time to
                        time charged  by Chemical Bank, as  such rate is
                        published by The New York Times newspaper or  by
                                     ------------------
                        The Wall  Street Journal  if  such rate  is  not
                        ------------------------
                        published by The  New York Times at the  time in
                                     -------------------
                        question.

"Project"               The construction on the Premises  of a facility of  no
                        less than approximately 360,000 square feet for the printing, production and distribution of newspapers and, at the sole discretion of The Times, other such buildings and improvements on the Premises as are permitted pursuant to the terms and provisions of the Lease, including without limiting the generality of the foregoing, the expansion of the printing facility to a size greater than 360,000 square feet.

"Prohibited Person"     As defined in Sec.1.1(b)(4).

"Proposed Bidders List" As defined in Sec.1.2(b)(1).

"Public Parties"        As defined in Sec.9.11(a).

"Rental"                As defined in Article 1 of the Lease.

"Requirements"          Any   and  all   laws,  rules,   regulations,  orders,
                        ordinances,   statutes,   codes,   executive   orders,
                        resolutions  and  requirements   of  all  Governmental
                        Authorities currently in force or hereafter adopted applicable to the Construction Site and/or the Work.

"Requisition"           As defined in Sec.4.2(a)(ii).

"Resident Engineer"     The professional consultant engaged  by EDC to prepare
                        the Final Plans and Specifications (identified by  EDC
                        in  its notice to The Times described in Sec.1.2(b)(4)
                        hereof),   or   any   other   professional   engineer,
                        engineering firm, architectural  firm with engineering
                        expertise, combined  practice or  association licensed
                        in  the  State of  New  York  selected by  The  Times,
                        reasonably approved by EDC as to the acceptability  of
                        such  Resident Engineer  and as to  the scope  of work
                        proposed to be performed by such Resident Engineer, to
                        act as resident engineer on behalf of The Times and to
                        perform   engineering  services   and/or  construction
                        contract   administration  and   supervision  services
                        relative  to the Work.  The Resident Engineer, if any,
                        shall act on behalf of The Times and shall be separate
                        and apart from any engineer acting on behalf of EDC or
                        the   City   for   any   reason,   including,  without
                        limitation,   the   preparation  of   the   Engineer's
                        Estimate.

"Resident Engineer
 Costs" The costs paid or payable by The Times to the Resident Engineer for the performance of construction management and supervision services and engineering services relative to the Work, as set forth in clause
                        (ii) of the definition of Eligible Costs.

"Retainage"             As defined in Sec.2.2(a)(1).

"Reviewing
 Parties" EDC, the City's Department of Business Services, or their respective designees, including without limitation, their hired consultants, and any other Governmental Authority with jurisdiction over the Work, the Improvements or the Construction Site and responsible for (i) the issuing of permits or approvals with respect to the Improvements, or (ii) ensuring compliance with the Requirements.

"Substantial
 Completion" or
"Substantially
 Complete(d)"           Means  that the Work shall have  been 95% completed in
                        accordance with the Final Plans and Specifications and all Requirements, and the Reviewing Parties are able to inspect the Work and prepare a Final Punch List.

"Substantial
 Completion Date"       The   date  on   which  the   Work  shall   have  been
                        Substantially Completed.

"Substantial Completion
 Punch List"            A statement by  EDC, issued after inspection  of
                        the   Construction   Site,   setting   forth   a
                        description in reasonable detail of any items to
                        be   remedied,   corrected   or   completed   in
                        accordance    with   the    Final   Plans    and
                        Specifications or any defects or deficiencies of which EDC shall have noted with respect to the Improvements, including but not limited to, defects or deficiencies due to non-compliance with the Requirements.

"Term"                  As defined in Sec.3.1.

"The Times"             As defined in the first paragraph of this Agreement.

"The Times Indemnitees" As defined in Sec.1.1(c)(5).

"Transaction Documents" As defined in Sec.9.14(a).

"Unavoidable Delays"    Delays  caused  by (i)  strikes,  slowdowns, walkouts,
                        lockouts or other  labor troubles, (ii)  acts of  God,
                        (iii) catastrophic weather  conditions, (iv) inability
                        to obtain  labor or  materials due  to labor disputes,
                        (v)   court    orders   enjoining    commencement   or
                        continuation  of the  Work, (vi)  enemy action,  (vii)
                        civil commotion, (viii) shortage of fuel, supplies  or
                        labor resulting from  governmental declared priorities
                        in connection with a public emergency, (ix) failure or
                        defect in the supply of
                        electricity,  oil,  gas or  water to  the Construction
                        Site  provided that such failure or  defect is not due
                        to  the  action  or  inaction  of  The  Times  or  its
                        Contractors or subcontractors (x) fire, (xi) casualty,
                        (xii) the  failure of EDC  to disburse the  Funding or
                        any portion thereof in  accordance with the provisions
                        of this Agreement, (xiii) the failure of EDC to obtain
                        the  Owner's Approvals,  (xiv) the  failure of  EDC to
                        make changes to the  Final Plans and Specifications in
                        accordance with Sec.1.1(c)(4) hereof required by reason
                        of  the  Requirements,  changes to  the  Requirements,
                        field   conditions  or  other   unexpected  conditions
                        arising  during the  course of  the Construction  Work
                        that may  affect the design of  the Improvements, (xv)
                        defects  in  the Final  Plans and  Specifications that
                        cause  the  Plans  and  Specifications to  be  not  in
                        compliance  with  the  Requirements  or  incorrect  or
                        inappropriate,  (xvi)  EDC's  unreasonable  delay   in
                        granting  any approvals required under this Agreement,
                        or (xvii) other causes  not within The Times's control
                        that  is causing a delay in The Times's performance of
                        its  construction  obligations hereunder.    The Times
                        shall use its good faith efforts to notify EDC in writing, stating when such delay commenced, not later than ten (10) Business Days after The Times has first received knowledge of the occurrence of any of the foregoing conditions; provided, however, that The
                        Times's failure to notify EDC of the occurrence of an event constituting an Unavoidable Delay shall not affect the commencement of such delays or otherwise result in the loss of any benefit or right granted to The Times under this Agreement.

"WBEs"                  As defined in Sec.6.11(a).

"W/MBEs"                As defined in Sec.6.11(a).

"W/MBE Participation
 Dollar Value"          As defined in Sec.6.11(c).

"W/MBE Percentage"      As defined in Sec.6.11(c).

"W/MBE Plan"            As defined in Sec.6.11(a).

"Work" Work undertaken by or on behalf of The Times for the purpose of constructing the Improvements all in accordance with this Agreement and the Final Plans and Specifications.

                  ARTICLE ONE - THE WORK; PERFORMANCE, PROCUREMENT AND
                  ----------------------------------------------------

                             CONTRACT REQUIREMENTS
                             ---------------------


   Sec.1.1     General   Provisions  and   Provisions  Regarding   Design  and
               ---------------------------------------------------------------
Construction.
- -------------
      (a)   The Times's Option to Perform  the Work.  The  Times shall, in its
            ----------------------------------------
sole discretion,  have the  right (but  not the obligation),  subject to  such conditions set  forth in  paragraph (b)  below and  other such  conditions and limitations  as may  be set  forth in  Article 12  of the  Lease, to  elect to construct,  on behalf of the City, the Interim Car Pound.  If The Times elects to construct  the  Interim Car  Pound,  The Times  shall  notify EDC  of  such

election   in  accordance with the  notice provisions  set forth in Sec.1.1(b)

hereof, and thereafter  The  Times  shall  perform  the  Work  related to such construction,  and  EDC shall disburse to The Times the Funding or any portion thereof allocable to the Work being performed by The Times, on the  terms  and conditions contained in this Agreement.

      (b)    Notice of  Election to  Proceed.   (1)   If  The Times  elects to

exercise its right to construct the Interim Car Pound on behalf of the City in accordance with Sec.1.1(a) hereof, The Times shall make such election by giving written notice thereof (the "Car  Pound Self Help Notice") to EDC  pursuant to the applicable  provisions of  the Lease  no earlier than  the date  (the "Car

Pound Removal Date") determined in accordance with  Section 12.01 of the Lease for the  removal  from the  Premises  of the  existing  New York  City  Police

Department vehicle pound, but in no  event later than the first anniversary of the Car Pound Removal Date; provided, however  that, if The Times gives a  Car

Pound Self Help Notice within three

(3) months before or after the second anniversary of the  Lease Execution Date and if EDC or the City certifies in good faith that completion of construction of  a permanent relocation  New York City Police  Department vehicle pound and delivery of possession of the Premises to The Times will not require more than an  additional  ninety (90)  days from  the date  of  the Car  Pound Self-Help

Notice, The  Times shall not have the right to construct the Interim Car Pound unless EDC shall have failed to remove, or caused to be removed, the Car Pound from the Premises and delivered possession of the Premises  to The Times on or prior to the  expiration of such ninety  (90) day period.  The  Car Pound Self

Help Notice shall specify (i) the approximate date on which  The Times intends to commence construction of  the Interim Car Pound (taking  into consideration the  limitation  set  forth in  the  foregoing sentence  with  respect  to the commencement of  such construction), (ii) the  Resident Engineer, Construction

Manager  or Owner's  Representative  that The  Times  intends to  select  with respect  to the construction of the Interim Car Pound, and (iii) the Person or

Persons  on The  Times's staff  selected by  The Times  to be  responsible for communicating with EDC regarding the performance and completion of the Work in connection with the construction of the Interim Car Pound.

            (2)   Intentionally omitted.

            (3)   Notwithstanding the foregoing, if  The Times notifies EDC in accordance with Sec.1.1(b) (1) above of its intention to construct the Interim

Car Pound, The Times  shall have the right to revoke  such election by written notice to EDC at any time thereafter provided that the Times did not commence,

or cause to be commenced, the

Work.   If  The  Times  notifies EDC  of  its revocation  of  the election  in accordance  with the  foregoing  sentence, then  upon  EDC's receipt  of  such notification  of revocation,  this  Agreement shall  terminate and  thereafter neither Party shall have any rights against or obligations to  the other Party by reason of this Agreement except as otherwise specifically set forth in this

Agreement.

      (c)   Plans and  Specifications.  (1)   EDC  shall deliver to  The Times
            --------------------------
copies  of the  Final Plans  and Specifications  for the  construction of  the

Interim Car Pound within  ten (10) days after EDC's receipt  from The Times of

the Car Pound Self Help Notice.   The Final Plans and Specifications shall  be

submitted  together with (i)  an Engineer's Estimate,  as of the  date of such

submission,  and   (ii)  all  appropriate   permits,  consents,  certificates,

licenses,  authorizations and approvals necessary  for the construction of the

Improvements generally  considered  in the  construction  industry to  be  the responsibility  of  the  owner of  a  construction  site  to obtain  ("Owner's

Approvals").   If  necessary, The Times  shall assist  EDC, at no  cost to The

Times, in obtaining such Owner's Approvals.

            (2)   Intentionally Omitted.

            (3)   To the extent that EDC has  not obtained and assigned to The

Times (or made available to  The Times for it's benefit) the  following items,

The  Times  shall  obtain,  or  shall cause  its  Contractors  to  obtain, all appropriate  permits, consents,  certificates,  licenses,  authorizations  and approvals  necessary  for  the  construction  of  the  Improvements  generally considered  in the  construction  industry to  be  the responsibility  of  the

"contractor"  of   a  construction   project  to  obtain   (the  "Contractor's

Approvals").  If necessary, EDC shall
assist  The Times or its Contractors in obtaining such Contractor's Approvals.

The  cost  of  obtaining   such  permits,  consents,  certificates,  licenses,

authorizations  and approvals shall be considered  Eligible Costs payable with the  Funding if such costs  are included in  The Times's Contractors' contract price.

            (4)   Any  changes  required to  be made  to  the Final  Plans and

Specifications shall be made in  accordance with the terms and  conditions set forth in Sec.2.3 hereof; provided, however that any changes required to be made by reason of the  Requirements, changes to the Requirements,  field conditions or other unexpected conditions  arising during the course of  the Construction

Work that may affect the  design or construction of the Improvements  shall be made solely  by EDC  and/or its professional  consultants, at  EDC's cost  and expense.  The Times shall perform the Construction Work in accordance with all such  changes and  any increased  cost of  the Work  associated with  any such changes  to the  Final  Plans  and  Specifications  in  accordance  with  this

Sec.1.1(c)(4) shall be paid as provided in Sec.2.3(d) hereof.

            (5)   EDC  shall indemnify  and hold  harmless  The Times  and its officers, members,  directors, employees and agents  (collectively, "The Times

Indemnitees")  from  and  against  any  and  all  claims,  damages, judgments,

liabilities and  causes of  action  whatsoever to  which they  may be  subject arising out of (i) the negligence  or misconduct of EDC, its employees, agents or  consultants  in connection  with the  preparation of  the Final  Plans and

Specifications  and any modification or  changes thereto and  the obtaining of

the  Owner's  Approvals,  or   (ii)  the  fact  that   the  Final  Plans   and

Specifications are not in compliance with the Requirements or are incorrect or inappropriate. The obligation of EDC to indemnify and hold  harmless The  Times Indemnitees shall  include but not  be limited to  the payment of  any and all  costs and reasonable  fees (including reasonable legal fees) as may be actually incurred by The Times Indemnitees as a direct  result of the negligence or misconduct of EDC, its employees, agents or consultants.

      (d)   Right  to  Proceed.     The  Times  may  only  proceed   with  the
            -------------------
Construction  Work  if  and  only  if (i)  all  Approvals  necessary  for  the construction of  the Improvements  have been  obtained, (ii)  certificates, in form and substance  reasonably satisfactory to  EDC, evidencing the  insurance policies referred  to in Appendix  C, naming  the City and  EDC as  additional insureds, providing not  less than thirty (30) days  notice of cancellation to the City and EDC and, if the  certificates of insurance described above do not indicate thereon  the receipt of due and payable premiums, proof of payment of such premiums  shall have been  obtained and delivered  to EDC, and  (iii) all other Requirements have been complied with, it being expressly agreed that The

Times shall bear the entire risk of constructing the  Improvements in variance with the Final Plans and  Specifications and that EDC will not be obligated to disburse any  of the Funding before  all Approvals have been  obtained and all conditions to disbursement under this Agreement have been satisfied.  The fact that EDC  has provided The Times  with the Final Plans  and Specifications and the Owner's Approvals, or any other action  or failure to act by the Reviewing

Parties,  shall  in no  way constitute  a  representation that  all applicable

Requirements  have been  complied  with  or,  subject  to  the  provisions  of

Sec.1.1(c)(5) hereof, relieve The Times of  its obligations to  abide   by the

terms of this

Agreement.

      (e)  Performance  of the Work.   (i)  The Times covenants  and agrees to

cause the Improvements to  be constructed in accordance with  the requirements of  this  Agreement  and with  the  Final  Plans  and Specifications  and  all applicable  Requirements.  The Times  shall obtain all  final acceptances from the appropriate Reviewing Parties as necessary to complete the Improvements.

            (ii)  At  all times  during  the performance  of the  Construction

Work, The  Times shall maintain, or  cause to be maintained,  the Construction

Site in a  neat and orderly condition and shall  protect the Construction Site against deterioration, loss, damage or theft.

      (f)   Site Inspections.  Subject to the provisions of Sec.9.11(b) hereof,
            -----------------
The Times shall permit EDC and the Reviewing Parties, their agents,  employees and/or  professional consultants to make  inspections of the Construction Site during  normal  business  hours or  otherwise  when  Construction  Work is  in progress, at reasonable  times and upon reasonable notice to  The Times and in accordance with  applicable safety standards, (i)  with respect to EDC,  as it deems  necessary  to  observe  compliance  with  and  performance  under  this

Agreement,  and (ii)  with respect to  the Reviewing Parties,  as are normally made by the City  and its agencies in the  course of a project or  projects of similar nature  and magnitude to the Work.  Such inspections shall not require the uncovering of any work unless  specifically requested in writing by EDC or the  Reviewing Parties, and if the work  that has been uncovered is determined to have been  performed in accordance with the  Final Plans and Specifications and the Requirements, EDC shall pay the costs associated with the uncovering requested by EDC and if the Work that has been uncovered is determined to be unacceptable  because it was not performed in  accordance with the Final Plans and  Specifications or  the  Requirements,  The  Times  shall  pay  the  costs associated with the uncovering.  EDC shall use its good faith efforts to cause such  inspection to  be made  in a  manner that  will not  interfere  with the

progress of  the Work.   A  representative of The  Times shall,  if available,

accompany the person or persons making such inspection on behalf of EDC or the

Reviewing Parties,  unless The Times elects  to forego such right.   The Times

shall cause a complete  set of the Final Plans and  Specifications, as then in effect,  and shop  drawings to  be  maintained at  the  Construction Site  for inspection  by EDC,  the  Reviewing  Parties  and  each  of  their  respective

employees, consultants  and agents.   The  omission or failure  of EDC  or the

Reviewing Parties or any  representative thereof to make such  inspections, to identify  any defects or to notify The  Times of any observable defects or any non-compliance with  the  terms  of this  Agreement  or the  Final  Plans  and

Specifications, shall  in no way  relieve The  Times of its  obligations under this Agreement or impose any liability upon EDC, the Reviewing Parties, or any of their respective employees, consultants and agents.

      (g)   Completion.
            -----------
      (1)   Subject to Unavoidable Delays,  The Times shall diligently proceed to cause Substantial Completion of the  Interim Car Pound to occur;  provided,

however that if The Times believes that  Substantial Completion of the Interim

Car  Pound will occur  later than three  (3) months after  The Times commences construction of such Interim Car Pound, The

Times shall promptly notify EDC of the expected length of  time it anticipates it will require  to Substantially  Complete the Interim  Car Pound and  delays encountered, if any.

      (2)   The Times  shall notify EDC of  the date the Work  shall have been

Substantially Completed.   EDC  shall have  ten (10)  Business Days  after the

giving of  the notice  referred to  in the preceding  sentence to  inspect the

Improvements and notify The Times in writing of its acceptance  of The Times's determination of Substantial  Completion or  to notify The  Times of  specific objections  which it believes renders the Work not Substantially Completed and prepare the Substantial Completion  Punch List, if necessary, and  deliver the same to The Times within such  ten (10) Business Day period.  The  Times shall

Substantially  Complete those items  of the Work,  if any, specified  in EDC's notice as not Substantially Complete or otherwise specified in the Substantial

Completion Punch List.

      (3)   After EDC's acceptance of The Times's determination of Substantial

Completion,  The Times shall cause  the Resident Engineer  or the Construction

Manager  to  prepare a  Final Punch  List.   Such  Final  Punch List  shall be

prepared after inspection  of the substantially completed  Improvements by the

Reviewing  Parties  and  shall  incorporate  those  items  determined  by such

Reviewing Parties to be necessary for Final Completion of the Work.

      (4)   The  Times shall  use  its  good  faith  efforts  to  cause  Final

Completion  to  occur   as  soon  as  reasonably  possible  after  Substantial

Completion  and, to the extent reasonably achievable, shall complete all items on the Final Punch List within  ten (10) days after the Substantial Completion

Date.

      Sec.1.2  Procurement of Bids, Services and Goods
               ---------------------------------------
      (a)(1)    If  The Times  elects to construct  the Interim  Car Pound  as

provided in   Sec.1.1(a) hereof, The  Times  shall enter  into  a Construction

Contract or Construction Contracts independently and not as agent of the City or

EDC for the performance of the Construction Work in accordance with  the Final

Plans  and  Specifications  so  as  to  facilitate  the  construction  of  the

Improvements.

      (2)   Any Construction Contract entered  into by The Times (and  any bid packages prepared  by The Times  for the bid  of the Construction  Work) shall instruct the Contractors (or bidders, as appropriate) as follows: title to the

Construction  Site  and  the Improvements  shall  be  and  vest  in the  City.

Materials  to be incorporated into the Construction Site shall, effective upon their purchase and  at all  times thereafter, constitute  the property of  the

City and upon incorporation of such materials into the Construction Site title thereto shall be and continue in the City.  In accordance therewith, purchases of  tangible personal property by  the Contractors arising  in connection with the construction  of the Improvements  are exempt from the  payment of certain sales and compensating use taxes  to the extent that such property (i) is used to alter, maintain or improve, and becomes an integral component  part of, the

Construction Site, or (ii) remains tangible personal property and is installed on the Construction Site.  This  exemption does not apply to tools, machinery,

equipment  or other  property leased by  The Times  or its  Contractors, or to supplies, materials  or other  property which are  consumed in  the course  of construction  or for any other  reason not incorporated  into the Construction

Site.

      (b)(1)  Prior to  letting any Construction  Contract to be entered  into directly by  The Times or  by The  Times's Construction Manager,  if any,  The

Times  shall submit to EDC a list of proposed bidders and, to the extent known to  The Times, identify the  principals of the  bidders (the "Proposed Bidders

List").   EDC shall advise The Times in  writing within five (5) Business Days after  receipt of  the  Proposed Bidders  List,  as to  which  bidders on  the

Proposed Bidders List are acceptable  or unacceptable and, if any  bidders are unacceptable, the specific  reasons therefor.  EDC may also  advise The Times,

within  such  five (5)  Business  Day period,  of  additional bidders  that it proposes that The Times include on the Proposed Bidders List.  If EDC fails to provide  such advice  within such  five (5)  Business Day  period, all  of the bidders on the  Proposed Bidders List shall be deemed  approved.  For purposes hereof, any  bidder other  than a bidder  that is a  Prohibited Person  or has received a negative contractor evaluation from EDC or the City within the five

(5)  years prior to  the date  of the Proposed  Bidders List,  shall be deemed

acceptable to EDC.   The Times  shall obtain proposals  from at least six  (6)

qualified bidders  from the list of acceptable bidders and if EDC has proposed additional  bidders to  be included on  the Proposed Bidders  List as provided above, at least three (3)  of such six (6) qualified bidders shall  be bidders proposed by EDC (or if EDC has proposed less than three  (3) bidders, then the qualified bidders shall  include all the bidders proposed by  EDC).  The Times shall  submit  to EDC  by  hand  delivery, registered  or  certified  mail, or national overnight courier service,  a bid summary, analysis and  statement as to which  bidder  The  Times  intends  to select,  which  statement  shall  be certified by The Times and  give specific reasons for The Times's  preference.

The Times
shall not accept a bid which is not the lowest bid without EDC's prior written approval.  EDC, in  its sole discretion, may (but is not  obligated to) either accept a bid  which is not the lowest bid if  necessary to enable The Times to achieve  the  total  W/MBE Participation  Dollar  Value  and  the total  W/MBE

Percentage or, in the alternative, reduce the W/MBE Participation Dollar Value and the  W/MBE Percentage  in an  amount equal  to  the portion  of the  W/MBE

Participation  Dollar  Value and  the W/MBE  Percentage  that would  have been achieved by accepting such bid.  EDC reserves the right, at any time  prior to

The Times's acceptance of a bid, to  withdraw its prior approval of the bidder chosen in the  event that EDC shall learn that the bidder shall have committed any act,  or if the  bidder shall become  the subject of  any investigation or legal proceeding, either  or both of which would  have disqualified the bidder from receiving EDC's original approval.  Nothing contained in this Sec.1.2(b)(1)

shall limit The Times's right to reject all bids in its sole discretion.

      (2)   Notwithstanding anything to the  contrary contained herein, in the event that EDC does not approve any bidder selected by The Times, or withdraws its prior approval of any bidder chosen in accordance with Sec.1.2(b)(1) above,

The  Times shall  have  the right  to  revoke its  election  to construct  the

Improvements, provided that The  Times reimburses EDC for any  Funding already disbursed by EDC to The Times to pay for Resident Engineer  Costs or CM Costs.

The Times shall  exercise its right to revoke its  election in accordance with the foregoing by  giving EDC written  notice of such  revocation.  Upon  EDC's receipt from  The Times's of its notice of revocation and reimbursement of the

Funding previously disbursed as provided above, this Agreement shall terminate and thereafter neither Party
shall  have any rights against or obligations  to the other Party by reason of this Agreement, except as otherwise specifically set forth in  this Agreement.

      (3)   Notwithstanding anything to the contrary contained in Sec.1.2(b)(1)

above, at any  time after  the date  hereof The  Times shall  have the  right,

without  following the  bidding procedure outlined in Sec.1.2(b)(1)  above, to enter into  a Construction Contract  with respect  to  the construction of the

Interim Car Pound with a Construction  Manager if such Construction Manager is

Lehrer McGovern Bovis, Inc.

      (4)   Notwithstanding anything to the contrary contained in Sec.1.2(b)(1)

above, at  any time  after the  date hereof  The Times shall  have the  right,

without  following the bidding  procedure  outlined in Sec.1.2(b)(1) above, to enter into  a  Construction Contract with  respect  to the construction of the

Interim Car Pound with a Resident Engineer if such Resident  Engineer  is  the professional  consultant engaged  by  EDC  to  prepare  the  Final  Plans  and

Specifications.  Upon execution  of a consultant contract therefor,  EDC shall notify The Times in writing of the professional consultant so engaged by it to prepare the Final Plans and Specifications.

      (5)   For purposes hereof, the term "Prohibited Person" shall mean:

            (i)   Any Person (A)  that is in default or in  breach, beyond any

                  applicable grace   period,  of  its  obligations  under  any

                  material written agreement with EDC or Landlord, or (B) that

                  directly or indirectly   controls, is  controlled  by, or is

                  under common control with a Person that is in default  or in breach, beyond  any  applicable grace period,  of  its
                  obligations  under  any  material  written   agreement  with

                  EDC  or  Landlord, unless,  such default  or breach has been waived in writing by EDC or Landlord, as the case may be.

            (ii)  Any  Person  (A)  that  has been  convicted  in  a  criminal proceeding  for  a  felony  or  any  crime  involving  moral turpitude or that is an organized crime figure or is reputed to have  substantial business or other  affiliations with an organized crime  figure, or (B) that  directly or indirectly controls, is controlled by, or is under  common control with a Person  that has been  convicted in a  criminal proceeding for  a felony or any crime involving moral turpitude or that

                  is   an  organized  crime  figure  or  is  reputed  to  have

                  substantial business or other affiliations with an organized crime figure.

            (iii) Any government, or any Person that is directly or indirectly controlled  (rather than  only regulated)  by  a government,

                  that is finally determined to be in violation of (including,

                  but  not limited  to,  any participant  in an  international boycott in  violation of)  the Export Administration  Act of

                  1979,  as   amended,  or  any  successor   statute,  or  the

                  regulations issued pursuant thereto, or any government  that

                  is,  or   any  Person  that,  directly   or  indirectly,  is

                  controlled (rather than only regulated) by a government that is subject to the regulations or controls thereof.

            (iv)  Any government, or any  Person that, directly or indirectly,

                  is controlled (rather than  only regulated) by a government,

                  the  effects or  the  activities of  which are  regulated or controlled pursuant  to  regulations of  the  United  States

                  Treasury Department or executive  orders of the President of the United  States of America issued pursuant to the Trading with the Enemy Act of 1917, as amended.

            (v)   Any Person  that is in default in the payment to the City of

                  any  real  estate  taxes,   sewer  rents  or  water  charges

                  totalling more  than $10,000,  (or any person  that directly controls, is controlled by, or  is under common control with a Person in such default), unless such default is then being contested in good faith in accordance with the law.

            (vi)  Any Person (A) that has  owned at any time during the  three

                  (3) years  immediately preceding a determination  of whether such Person is a Prohibited Person any property which, while in the ownership of such Person, was acquired by the City by in rem tax foreclosure,  other than a property in  which the
                  ------
                  City  has released  or is  in the  process of  releasing its interest pursuant to the Administrative  Code of the City or

                  (B) that, directly or indirectly controls, is controlled by,

                  or is under common control with such a Person.

      (c)   The Times shall provide EDC with a list of all Contractors,  other than  suppliers, whose Contract amount totals more  than $100,000, on the form attached hereto as  Exhibit B.  The Times will  furnish each Contractor, other than a  supplier, whose  Contract amount  totals  more than  $100,000, with  a subcontractor questionnaire in  the form attached hereto as Exhibit  C  and/or such other qualification and  background investigation form(s) as may  be used by the  City at such time  ( collectively, "Investigation  Forms") provided by

EDC to  The Times, and  shall use its  good faith efforts  to cause  each such

Contractor  to  fill out  and  complete the  Investigation  Forms in  a timely fashion  but in no event  later than the  completion of the  work performed by such Contractor pursuant to its Contract.

      (d)   All  Construction   Contracts,  in   order  to  be   eligible  for

disbursement under this Agreement, shall provide, in substance:

      (1)   that  the  Contractor  shall  obtain  and  maintain  comprehensive general liability insurance and other insurance in the amounts and in accordance with the applicable provisions set forth in Appendix

            C;

      (2)   that  neither  the   Contractor  nor  any  of   its  employees  or

            subcontractors  is or  shall be  deemed to  be an  agent, servant,

            employee  or  contractor of  the  City or  EDC  by virtue  of this

            Agreement or  by virtue of  any approval, permit,  license, grant,

            right or other authorization  given the City, EDC or any  of their respective  officers,  officials,  directors,  members,  agents or employees; and  that the Contractor  shall not commence  any legal proceeding against the  City or  EDC to  recover any  compensation which may be payable under the

            Construction Contract;

      (3)   that the Contractor is solely responsible for the work, direction,

            compensation   and   personal  conduct   of   its   employees  and

            subcontractors;

      (4)   that  the Contractor shall  indemnify and hold  harmless the City,

            EDC and their  respective agents, officers,  directors, officials,

            members  and  employees  from any  and  all  claims, judgments  or liabilities to  which they may  be subject  because of any  act or omission  of the  Contractor or  its respective  agents, officers,

            directors,  employees  or  subcontractors  arising out  of  or  in connection with the pertinent  Construction Contract or because of any  negligence,  fault  or  default  of  the  Contractor  or  its

            respective    agents,    employees,    officers,   directors    or

            subcontractors (as the case may be);

      (5)   that  the Contractor  shall maintain  accurate, readily  auditable records and accounts with  supporting documentation, in accordance with Accounting  Principles, of  all work performed,  and receipts

            and  expenditures   made,   in  connection   with  the   pertinent

            Construction  Contract, and  that the  Contractor shall  make such records and accounts available to EDC, the City and each  of their respective  agents  and employees,  for  inspection  and audit  at reasonable  times and upon reasonable  written notice for a period of  six (6) years  after completion of  the pertinent Construction

            Contract;

      (6)   provisions incorporating the requirements of Sec.6.5(a) (Compliance with Applicable Law) and Sec.9.1 (Conflict of Interests); and

      (7)   that the  Contractor represents and warrants, and  shall cause its subcontractors and  material suppliers  to represent  and warrant,

            that state and local sales tax has been excluded from the contract price,  to  the extent  applicable;  provided,  however, that  the

            Contractor and its subcontractors  and material suppliers shall be responsible for  and pay any  and all applicable  taxes, including sales  and  use  taxes,  imposed  upon  leased  tools,  machinery,

            equipment,  and upon all supplies and materials and other property which are consumed in the course of construction or for  any other reasons not incorporated into the Construction Site.

      (e)   Any proposed changes or amendments to a Construction Contract, the effect of which  would be to increase the amount of the Funding, shall be made in accordance with the provisions of Sec.2.3 hereof.  Any proposed changes  or amendments  to a  Construction  Contract which  affect  the provisions  to  be included in such Construction Contract pursuant to Sec.1.2(d) hereof shall not be made unless approved in  writing  by  EDC,  which  approval  shall  not  be unreasonably  withheld  and shall  be deemed  given  unless denied  in writing within  five (5)  Business Days  after EDC's  receipt  of The  Times's written request for such approval, and no Funding shall be disbursed in respect of any

Work affected  by any such change  or amendment unless approved  in writing or deemed approved by EDC.

      (f)   In  addition  to the  provisions required  to  be included  in the

Construction Contracts pursuant to Sec.1.2(d) hereof, The Times may include in

the  Construction   Contract  (and  the  bid  packages  therefor)  such  other provisions as The Times deems necessary to incorporate the requirements of this Agreement therein, including without

limitation,  that  the   Contractor  shall  not  receive   payment  under  its

Construction  Contract until all the conditions  for disbursement described in

Article 4 hereof have been satisfied and The Times has received payment of the

Funding from EDC under this Agreement.



   Sec.1.3  Liaison to EDC
            --------------
      The Times agrees that it will cause the Person or Persons on The Times's staff, described in  the Car Pound Self  Help Notice as the  Person or Persons

primarily responsible to communicate with EDC regarding the performance of the

Work, to be available to  the extent reasonably required by EDC  in connection with this Agreement.  The Times further  agrees to use its good faith  efforts to notify  EDC in  writing  of any  intended substitution  of  said Person  or

Persons  at least five (5) days prior  to the date such substitution will take effect but in any  event will notify EDC in writing of  any such substitutions on the day such substitution will take effect.

                               ARTICLE TWO - THE FUNDING
                               -------------------------



   Sec.2.1   Agreement  to  Fund.   (a)   Subject  to  the terms,  conditions,
             -------------------
representations  and warranties  contained in  this Agreement,  EDC  agrees to disburse the Funding and The  Times agrees to accept the Funding and all other agreements  and obligations  of EDC  and  the City  set forth  herein as  full

consideration  for performance  by The Times  of the  Work.   Subject to EDC's

remedies upon an Event of Default and except as otherwise provided herein, the

Funding,  once disbursed  under this Agreement,  shall not  be subject  to any reimbursement whatsoever to EDC.

      (b)   The amount of the  Funding shall be consideration for any  and all costs,  fees and/or  expenses  of The  Times  in any  way  connected with  the performance of the Work and, subject to the receipt of such Funding, The Times will  be solely responsible for  completion of the  Improvements in accordance with  the Final  Plans and  Specifications.  The  Times acknowledges  that the

Funding is not a fee or other compensation earned by or paid to The Times.



   Sec.2.2  Disbursements.  (a)  The Times agrees to accept the Funding and to
            -------------
utilize the  proceeds thereof solely in  connection with the Work.   Except as

otherwise  specifically  set forth  herein,  in no  event  shall The  Times be required to expend any of its own funds to pay for the performance of the Work and the construction of the Improvements.  After the completion of the portion of the Work to which the portion of the payment being disbursed applies, disbursements shall be made by EDC to The Times as follows:

      (1)   With respect  to Hard  Costs, after  receipt by  EDC of all  items required by Sec.4.2 below, in installments equal to (A) the product of (i) the measurements of the quantities  of items attributable to the Construction Work

(as certified by  the Resident Engineer or Construction Manager)  and (ii) the

unit price  for each such  item, (B) less  ten percent (10%)  retainage, until fifty percent  (50%)  completion of  the  Construction  Work, and  upon  fifty percent (50%) completion of the Construction Work such lesser retainage as The

Times may, in its sole discretion, require in its Construction Contracts to be retained (the "Retainage"), subject to disbursement as set forth in (3) below;

      (2)   With respect  to Resident Engineer Costs,  in monthly installments equal to the Resident Engineer Costs for the previous month, calculated  based on the Resident Engineer's fee schedule attached  to the Construction Contract with respect to the Resident  Engineer, or alternatively, if The Times  elects to engage  a Construction Manager instead  of a Resident Engineer  (and not in addition to  a Resident Engineer), then  with respect to CM  Costs, in monthly installments equal to the CM Costs for the previous month, calculated based on the Construction  Manager's fee schedule attached to the Construction Contract with respect to the Construction Manager;

      (3)   With respect to the Retainage,  within twenty (20) days after  the

Final Acceptance Date; provided, however, such portion  of the Retainage equal to  one percent (1%)  of the total  cost of performing  the Work shall  not be disbursed upon the Final Acceptance Date but shall be disbursed within  twenty

(20) days after Final Completion.

      (b)   Intentionally omitted.

      (c)   All disbursements shall be made  by check at the principal  office of EDC,  or  at such  other place  within  the City  of New  York  as EDC  may designate. Disbursement  requests shall be  submitted within the  time periods and in the manner provided therefor in Article 4.

      (d)   No  portion of  the Funding  shall be  advanced for  materials not incorporated into the Construction Site.

      (e)   Disbursements of the Funding shall be no  more frequent than every thirty  (30) days and shall be made by EDC within ten (10) Business Days after the  date  EDC  receives  from  The  Times  a complete  disbursement  request,

reasonably  satisfactory to EDC,  together with  the Requisition and  all such other documentation as may be required or reasonably requested by EDC.

      (f)   If EDC fails to disburse the Funding in accordance with the  terms and conditions of  this Agreement, and as a result of  such failure any one or more of the Contractors cease performing the  Construction Work, then provided that  The  Times gives  EDC  thirty  (30) days  prior  written  notice and  an opportunity to cure such failure, The Times  shall have the right, but not the obligation, to pay such Contractor  or Contractors from its own funds  for the performance of the Construction Work  and, in accordance with Sec.9.5(b) hereof,

receive an offset against future Rental (other than Impositions) due under the

Lease and  against College Point Improvement Payments  due under the Lease, in an aggregate  amount equal  to the  funds so  disbursed by  The Times to  such

Contractor or Contractors,  from the date  that The Times  paid such funds  to such Contractor or Contractors until the earlier to occur of the date on which

EDC recommences the disbursement of the portion of the Funding allocable to the Construction Work performed by such Contractor or Contractors or the date of such offset.

      (g)   If  any  one  or  more of  the  Contractors  cease  performing the

Construction Work as a  result of EDC's failure to disburse the Funding to The

Times   in  accordance   with   the  terms   and   conditions  hereof,   then,

notwithstanding anything to the contrary contained herein, EDC shall indemnify and  hold harmless The Times Indemnitees from  and against any and all claims,

judgments,  liabilities  and causes  of  action  whatsoever instituted  and/or obtained by  such Contractor  or Contractors  as a result  of such  failure to

fund.    The obligation  of  EDC  to indemnify  and  hold  harmless The  Times

Indemnitees  shall include but  not be limited  to the payment of  any and all costs and reasonable fees (including reasonable legal fees) as may be actually incurred by The Times Indemnitees as a direct result of EDC's failure to fund.



   Sec.2.3  Funding of Costs of Changes
            ---------------------------
      (a)   Notwithstanding any  provision to  the contrary contained  in this

Agreement,  EDC shall not  disburse increased  Funding on account  of Eligible

Costs  covered by  changes to  the Final  Plans  and Specifications  except as expressly provided in this Sec.2.3. In no event will the amount of the Funding be  increased  on  account  of  such  changes  made  other  than  pursuant  to

Sec.2.3(b)(i), Sec.2.3(b)(ii) or Sec.2.3(d) hereof.  The Eligible Costs incurred in  connection  with  all  changes  made in accordance with Sec.2.3(b)(ii)  or

Sec.2.3(d) hereof shall be paid for with the Funding.

         (b)  Changes Initiated by The Times
              ------------------------------
            (i)   Material  Changes.   In no  event shall  The Times  have the
                  -----------------
right to initiate Material Changes  to the Final Plans and Specifications  and

EDC  shall not  be obligated to  disburse the  Funding on  account of Eligible

Costs  increased by any such  Material Change initiated by The  Times.  If, in the  course  of  the  Construction  of  the  Improvements,  The Times  or  its

Contractors determines that a Material Change to  the Plans and Specifications will be required to complete  the Improvements, The Times shall notify  EDC of

such  determination.   Within  five  (5)  days after  EDC's  receipt  of  such

notification, EDC shall either inform The  Times that it believes no  Material

Change is required or it shall instruct the professional consultant engaged by

EDC to prepare the Plans and  Specifications (or the Resident Engineer if such

Resident Engineer is the same Person as the professional consultant engaged by

EDC) to make the appropriate changes to the Plans and Specifications.  If  EDC fails to respond to The Times within  the five (5) day period described  above and if the Resident Engineer is the same person as the professional consultant engaged  by EDC to prepare the  Plans and Specifications, the Material Changes requested  by The  Times shall  be  deemed approved  by EDC  and the  Resident

Engineer shall have the right to make the appropriate changes to the Plans and

Specifications.  If EDC instructs its professional  consultant to make changes to the Plans and Specifications, EDC shall  cause such professional consultant to  complete such  changes within  thirty (30)  days after  the date  of EDC's instruction.

            (ii)  Non-Material Changes.   The Times  shall have  the right  to
                  --------------------
initiate changes  to the Final Plans and Specifications which result only in a change in  the  quantity of  materials  to be  supplied under  a  Construction

Contract  (even if  such change  results in  an increase  of the cost  of such

Construction Contract).   EDC shall  disburse the  Funding on account  of each

such  change to the  Final Plans and  Specifications described above, provided that EDC is  notified of  such change  prior to  The Times's  submission of  a

Requisition pursuant  to Article 4 for  funds relating to the  Work covered by the change, and further provided that the need for such change does not result from or  arise out  of an error  or omission on  the part  of The Times  or an

Affiliate, any Contractor or subcontractor.

      (c)  Intentionally Omitted.

      (d)  Changes Initiated by EDC
           ------------------------
            (i)        Changes in  the Work.   EDC  shall have  the right  and
                       ---------------------
authority,   on  behalf  of   itself  and  the   Reviewing  Parties,  to  make

interpretations  of the Final  Plans and Specifications  and/or to order minor changes  in  the  Construction  Work  that do  not  increase  the  price  of a

Construction  Contract  or  the  amount  of  time  necessary to  complete  the

Construction Work.  The Times shall promptly  cause the affected Contractor(s)

to comply with any such order.

            (ii)      Change  Orders.   In addition  to the  changes requested
                      --------------
pursuant to  clause (i) above and  changes requested by The  Times pursuant to

Sec.2.3(b)(i) hereof, from time to time during the course of the Work, changes in the Requirements governing the  construction  of  the  Improvements,  field conditions or other  unexpected conditions may require changed, deleted and/or additional work to be performed. For purposes of this Sec.2.3(d), said changed, deleted or additional work shall be referred to as "change order

work".   Only EDC, on behalf  of itself and the  Reviewing Parties, shall have the right to require change order work to be performed.  All change order work must  be  performed only  if  ordered by  a  written directive  from  EDC (for purposes of this Sec.2.3(d), the "change  order").  Neither oral directives nor any writing  not designated by  EDC as a  change order will  constitute change orders.  Upon  receipt of a change  order from EDC, The Times  shall cause its

Contractors to  promptly comply with  it by  performing all necessary  work in accordance therewith.  If work is added or deleted by a change order, then the amount of  the increase (in the event the change  order work would involve any adjustment  in  the price  of  a Construction  Contract that  would  bring the aggregate  price of  the Work  to an  amount greater  than the  amount of  the

Funding) or decrease in the Funding shall be determined in one or more  of the following ways as may be applicable:

      (A)   If The Times and the Contractor  shall agree upon a lump sum value or a unit price value to increase  or decrease the amount of the Funding for the work specified, The  Times shall notify EDC of such  agreed upon lump sum value or  unit price value and EDC shall, or  shall cause, such value to be stated in writing in the change order, and the amount of the

      Funding shall be changed by such value; and/or

      (B)   If  the  Construction Contract  and/or  the  bid proposal  of  the affected Contractor is based upon or shall contain unit prices which are to  be applicable to  the type of  work involved in  the proposed change order work, then  said unit prices shall be used to set the value of the increase  or decrease to the amount of  the Funding for the change order work; and/or

      (C)   If The Times and the affected Contractor cannot agree upon a  lump sum value  or unit price  value, and no  unit price is specified  in the

      Construction Contract and/or  the bid proposal of  such Contractor, then the increase  or  decrease  to  the  amount  of  the  Funding  shall  be determined on a time and a materials basis.

            (iii)   Payment for Change Order  Work.  Payments for change order
                    -------------------------------
work  shall become  due  and shall  be  made by  EDC to  The  Times after  the

Contractor has  performed  the change  order  work  and after  the  Contractor submits  a fully  signed copy  of said  change order  (or the  portion thereof covered by a  Requisition) on the form annexed  hereto as Exhibit D,  with The

Times's next requisition  for payment, noting  on said  change order that  the

Contractor agrees  to and accepts  said change order.   In the event  that the

change order is a credit change  order, EDC shall make the deduction for  said change  order immediately upon  the issuance of said  change order against any funds due or to become due under this Agreement and/or any other change orders with respect to the relevant Contractor, subcontractor or material supplier.

                                 ARTICLE THREE - TERM
                                 --------------------


   Sec.3.1  Term.  The term of this Agreement (the "Term") shall commence upon
            -----
the execution of this Agreement by both parties and the unconditional delivery of this  Agreement  by  each Party  to  the  other and  shall  expire  on  the occurrence of any of the  following events:  (i) the first anniversary  of the

Car Pound Removal Date if  The Times fails to deliver to EDC a  Car Pound Self

Help Notice prior thereto, or (ii) the date on  which EDC receives notice from

The Times  of The  Times's revocation  of the  Car Pound  Self Help  Notice in accordance with Sec.1.1(b)(3) or Sec.1.2(b)(2) hereof and reimburses EDC for any

Funding already disbursed as required pursuant to the terms of this Agreement,

or (iii) if The Times has delivered to EDC a Car Pound Self Help Notice within the time provided in Sec.1.1(b)(1) hereof and has not revoked such election in accordance  with this  Agreement and  has in  fact commenced  the Construction

Work, then the later  to occur of either (x) one month  after Final Completion of the  Work, or  (y) the  complete disbursement by  EDC to  The Times  of all amounts payable to The Times  pursuant to the terms of this  Agreement, unless sooner terminated by EDC in accordance with this Agreement; provided, however,

that, notwithstanding anything to the contrary contained herein, if  The Times

has   not  yet  exercised  its  option,  pursuant  to   Sec.1.1   hereof,    to

construct  the  Interim  Car  Pound  and   EDC   has   completed  construction

of  the   permanent   relocation  New   York  City  Police  Department vehicle

pound,   then,  this   Agreement  shall  terminate   upon  EDC's   completion

of  construction   of  the  permanent   relocation  vehicle  pound,  and

further  provided that, notwithstanding
anything to the contrary contained herein,  upon the  expiration  or  earlier termination  of  the  Lease,  this Agreement shall terminate.  All rights,

remedies and liabilities arising prior to  the termination  or  expiration of  the  Term shall  survive  the date  of termination or expiration, as the case may be.

                          ARTICLE FOUR - CONDITIONS FOR DISBURSEMENT
                          ------------------------------------------


   Sec.4.1   Initial Submissions by The Times.   EDC shall not be obligated to
             ---------------------------------
disburse  any of the  Funding to The  Times unless,  at any time  prior to the first request for disbursement of  the Funding but no later than ten (10) days prior to  the date  on  which the  first payment  of the  Funding  to be  made pursuant to  this Agreement is sought,  EDC shall have  received the following documents, together with a cover sheet (a "Completed Cover Sheet") listing the items submitted:

      (a)   a legal opinion  by counsel to, or  general counsel of,  The Times

            (addressed to EDC) in the form annexed hereto as Exhibit E, to the effect  that (I) this Agreement  is legal, valid  and binding upon and enforceable  against The  Times in  accordance with its  terms

            (subject,  as  to  enforceability,  to principles  of  equity  and applicable  bankruptcy, insolvency  and other  laws affecting  the rights of creditors generally),  and (II) The Times has  been duly authorized to execute and deliver this Agreement;

      (b)   a certificate,  in the  form annexed  hereto as Exhibit  F, of  an authorized officer of The  Times certifying the specimen signature of  each officer,  director or  agent of  The Times  authorized to deliver Requisitions under this Agreement;

      (c)   copies of  any then executed Construction  Contract(s), containing all the provisions required pursuant to Sec.1.2(d) hereof; and

      (d)   a collateral assignment by  The Times to EDC of The Times's right,

            title and
            interest   to   the  Construction   Contracts,   which  collateral

            assignment  shall be effective only  upon an Event  of Default and the termination of this Agreement.



   Sec.4.2  Documentation for Disbursements on Account of Eligible Costs.  EDC
            -------------------------------------------------------------
shall not  be obligated to make  the first disbursement of the  Funding or any subsequent  disbursement  with  respect  to  the  Work  unless  the  following conditions, in addition to the conditions described in Sec.4.1, shall have been satisfied:

      (a)   The  following  documents,   in  form  and  substance   reasonably

satisfactory to EDC, together  with a Completed Cover Sheet, shall,  except to the extent previously submitted by The Times, be delivered to EDC at least ten

(10) days in advance of the date  on which each (except as otherwise indicated

in this Sec.4.2) payment is sought:

      (i)   copies of all Contractor's Approvals necessary to lawfully perform the Construction Work  for which  the Funding is  being sought  in accordance with the Final Plans and Specifications;

      (ii)  a   requisition   executed   and   certified   by  an   authorized

            representative of The Times (and addressed to EDC), setting forth:

            (x) the amount  of the requested disbursement,  (y) an itemization of  the Eligible Costs for  which the disbursement  is sought, and

            (z)  a  list  of   Contractors  whose  work  is  covered   by  the

            requisition, indicating the amount  requested with respect to each

            such  Construction  Contract,   with  a   certification  by   such

            authorized representative
            that such Eligible Costs have not previously been reimbursed under

            this  Agreement.   The  requisition shall  be  accompanied by  the

            certification described in Sec.6.1  hereof and copies  of (I)  all

            Construction Contracts on account of which payment is being sought that  have  not  been  previously delivered,  containing  all  the

            provisions   required   pursuant to Sec.1.2(d)   hereof  (or   for

            Construction  Contracts  that  have been  previously  delivered, a statement  to that effect  and copies of  any amendments thereof);

            (II) as  applicable, requisitions  or applications for  payment by the Resident Engineer  or the Construction  Manager to The  Times;

            (III) as applicable, a copy of an "Application and Certificate for

            Payment", substantially in the forms annexed hereto as  Exhibit G,

            completed   and  executed   by  the   Resident  Engineer   or  the

            Construction  Manager  with  respect  to  all  work  performed  by

            Contractor(s)  and covered  by The  Times's requisition,  together with  a  statement of  the Resident  Engineer or  the Construction

            Manager  addressed  to EDC  stating  the  quantities of  materials installed with  respect to the  Construction Work completed  as of the date of the  requisition and that, to the  Resident Engineer's or the  Construction Manager's  knowledge,  the Construction  Work performed by the Contractor(s) and covered by the  requisition has been  performed to  the  Resident Engineer's  or the  Construction

            Manager's reasonable satisfaction substantially in accordance with the Final  Plans and Specifications;  and (IV) in  connection with each disbursement request other
            than  the first  disbursement request,  partial releases  of liens from all  Contractors, subcontractors and suppliers  in respect to

            Construction  Work  performed  under  a Construction  Contract  or subcontract  and  for  which  the  Eligible  Costs  in  connection therewith have  been  reimbursed with  the Funding  pursuant to  a prior  Requisition (the  items described  in this  paragraph (ii),

            collectively, the "Requisition");

      (iii) such   additional  documents,   data  or   information  reasonably

            requested by EDC  with respect  to the Construction  Site and  the

            Work  or   in  support  of  the   Requisition,  including  without

            limitation,  documents as  would customarily  be required  by City agencies engaged in projects similar in scope to the Work such  as

            trade   payment  breakdowns  in  support  of  all  subcontractors'

            requisitions  to the  Resident Engineer,  Construction  Manager or

            General Contractor (as  the case  may be), if  any, invoices,  and receipts;

      (iv)  a  written  statement  by  DLS  certifying  that  each  Contractor performing  Work has  complied  with the  City's equal  employment requirements  under  mayoral Executive  Order  No.  50 (April  25,

            1980),  as amended, if applicable,  or evidence from  The Times or

            DLS that Executive Order No. 50  or its successor does not  apply,

            it  being   understood  that  such  written   statement  or  other

            satisfaction by DLS for each Contractor only needs to be submitted at  the time of the  submission of the  first requisition covering such  Contractor's  work and  it  being  further understood  that,

            notwithstanding anything to the
            contrary contained herein, for so long as New York State Labor Law

            Sec.220 or any successor statute requires  contractors  performing work  on  public  works  projects  to  pay journey-level  wages to trainees, the trainee requirements of Executive Order No. 50 shall not be applicable to the Construction Work, the Contractors and the subcontractors, and the  Contractors and the  subcontractors shall in no event be deemed to be in noncompliance with Executive No. 50 due to noncompliance with such trainee requirements; and

      (v)   in connection with the first disbursement request, as described in

            Sec.6.12, a completed and duly executed  W/MBE  Plan in  the  form annexed hereto as Exhibit H.

      (b)   As  of the date of  the disbursement, (i)  the representations and warranties  made in Article Five shall be  correct and complete and (ii) there shall  exist  no unbonded  public improvement  lien  relating to  the Funding;

provided,  however, that  in  the  event  there  exists  an  unbounded  public improvement lien  relating to the Funding,  EDC shall continue to  disburse to

The Times those portions of the Funding which are  otherwise payable hereunder reduced only by the amount of such unbounded lien.



   Sec.4.3  Direction of Submissions.  All submissions to EDC pursuant to this
            -------------------------
Article Four shall be directed to EDC's Vice President for Construction.

                       ARTICLE FIVE - REPRESENTATIONS, WARRANTIES AND
                       ----------------------------------------------
                                 GUARANTIES OF THE TIMES
                                 -----------------------



      To induce EDC to disburse the Funding, The Times represents and warrants as follows:



   Sec.5.1  Organization; Standing.  The Times is a corporation duly organized
            ----------------------
and  validly existing  under the  laws of the  State of  New York  and has all requisite power, authority and legal right to execute, deliver and perform its obligations  under this Agreement.  A copy  of The Times's certificate of good standing from the  Secretary of  State of the  State of  New York is  attached hereto as Appendix D, and hereby made a part hereof.



   Sec.5.2  Intentionally omitted.
            ---------------------


   Sec.5.3  Conflict, etc. under Other  Documents.  The execution and delivery
            -------------------------------------
of this Agreement by The  Times is not, and the performance  of this Agreement by The Times will not be, effectively prohibited or prevented by, or result in breach of (i)  the certificate of  incorporation or by-laws  of The Times,  or

(ii) to the best of The Times's knowledge, any presently existing or effective law,  judgment, order,  writ, injunction,  decree, rule  or regulation  of any court  or Governmental  Authority  applicable  to  The  Times,  or  (iii)  any agreement, instrument, or undertaking which is binding on The Times.

   Sec.5.4   No Litigation.   As of the  date of this  Agreement there  are no
             -------------
suits  or  proceedings  pending or,  to  the  best of  The  Times's knowledge,

threatened against The Times which would materially affect the construction of the Improvements, the  consummation of the  transactions contemplated by  this

Agreement, or  the full performance of the obligations of The Times under this

Agreement.



   Sec.5.5  Intentionally omitted.



   Sec.5.6  Intentionally omitted.



   Sec.5.7  Quality of Work; Guaranties and Warranties.
            ------------------------------------------
      (a)   The  Times shall cause the Construction Work  to be performed in a good and workmanlike manner,  and all materials and equipment  and workmanship utilized or furnished in connection with the Construction Work shall be in new

(unless  otherwise specified in the  Final Plans and  Specifications) and good condition,  fully  operational,  without  defects  (except  to  an  immaterial extent), substantially in accordance with the Final Plans and Specifications.

      (b)   The Times shall, in connection with the Construction Work,  obtain the maximum guaranties and warranties on labor, materials and equipment as are generally available within the relevant industry.  The costs of obtaining such guaranties and warranties shall  be considered Eligible Costs and  are payable with the Funding.

      (c)   The guaranties and warranties required pursuant to Sec.5.7(b) above shall,  to the  extent reasonably  obtainable by  The Times,  the Construction

Manager,  the Resident  Engineer  or the  General Contractor  (as applicable),

expressly be made for the benefit of The Times, the  Construction Manager, the

Resident Engineer or the General Contractor  (as applicable), EDC and the City and, immediately upon obtaining the same, The Times, the Construction Manager,

the  Resident Engineer or the General Contractor (as applicable), shall assign its rights and interests therein  to EDC and the City, which  assignment shall be in form and substance reasonably acceptable to EDC.  Thereafter, The Times,

the  Construction Manager, the Resident Engineer or the General Contractor (as

applicable), shall be  relieved in all  respects with  respect to any  further obligations  in  connection  with  the Construction  Work  including,  without limitation, the obligation to  repair, replace, restore, or remedy  or correct any defects, faults or deficiencies (including any damage  arising out of such defects, faults  or deficiencies)  in workmanship  or  materials which  exist,

occur,  or  are  discovered  after  the  assignment  of  such  guaranties  and warranties.  The requirements of the first sentence of this Sec.5.7(c) shall be included in all Construction Contracts.

                 ARTICLE FIVE-A - REPRESENTATIONS AND WARRANTIES OF EDC
                 ------------------------------------------------------


      To induce The  Times to enter into this Agreement  and perform the Work,

EDC represents and warrants as follows:



   Sec.5A.1 Organization;  Standing.   EDC  is  a not-for-profit  corporation,
            -----------------------
organized pursuant to Sec.1411 of the New York State Not-For-Profit Corporation

Laws and  has all the requisite  power, authority and legal  right to execute,

deliver and perform its obligations under this Agreement.



   Sec.5A.2 Due  Authorization; Enforceable Obligations.   This  Agreement has
            -------------------------------------------
been duly authorized, executed and delivered by EDC and constitutes a  legally binding  obligation of EDC enforceable in accordance  with its terms.  A legal opinion by general counsel of EDC (addressed to The Times) providing that this

Agreement  is legal,  valid and  binding upon and  enforceable against  EDC in accordance with its  terms (subject,  as to enforceability,  to principles  of equity  and applicable  bankruptcy, insolvency  and  other laws  affecting the rights of  creditors generally), is attached  hereto as Appendix  E and hereby

made a part hereof.   A certificate of the  Secretary of EDC, dated as  of the

date of this Agreement, certifying to the adoption of resolutions by the Board of Directors of EDC authorizing the  execution and delivery of this  Agreement by EDC is attached hereto as Appendix F and hereby made a part hereof.

                                  ARTICLE SIX
                                  -----------
                                   COVENANTS
                                   ---------



    Sec.6.1   Requisitions   Update  The  Times's Representations.  The Times
               ----------------------------------------------------
covenants that each  Requisition presented to EDC under Article  Four shall be accompanied  by  a completed  certification, in  the  form attached  hereto as

Exhibit I.



   Sec.6.2  Compliance with Other Agreements and Law; Legal Status. During the
            ------------------------------------------------------
Term, The Times shall:

      (a)  comply with  all of the terms, conditions  and covenants now or  in the future binding upon or applicable to The Times under this Agreement;

      (b)   do all  things necessary to  maintain and keep  in full  force and effect its existence, rights and privileges under the laws of the State of New

York; and

      (c)   comply with, and do  all things reasonably necessary  to cause the

Work to  be performed in  compliance with all  Requirements applicable  to the

Work and/or  the Construction Site, it  being understood that  The Times shall not be held  responsible for failure  to comply with  the Requirements to  the extent that such failure arises out of The Times's performance of the  Work in accordance with the Final Plans and Specifications.



   Sec.6.3   Maintenance of and  Compliance with Insurance  Requirements.  The
             -----------------------------------------------------------
Times  shall maintain  or  cause  to  be  maintained  the  insurance  coverage described in Appendix C
attached hereto.  The Times shall comply with all of the applicable provisions

of such insurance policies.   Nothing contained in this Sec.6.3 is intended to

confer any rights upon any third party.



   Sec.6.4  Maintenance of  Office.  The Times will maintain an  office in the
            ----------------------
City of New York where notices with respect to this Agreement may be delivered to it and inspections and audits in accordance with Sec.6.7 may be conducted.



   Sec.6.5   Compliance with Applicable Law.  (a)  The Times shall include, or
             ------------------------------
cause to  be  included, the  following  requirements,  as applicable,  in  all

Construction Contracts,  and  shall require,  or  cause  to be  required,  all subcontracts  with  respect  to  the Construction  Work  to  include  the same requirements, so that the Contractor(s) and any subcontractors shall agree, in substance:

            (i)   to comply with (1) the applicable provisions of City and New

            York State equal employment and affirmative action laws applicable to construction contractors and non-construction contractors which are annexed  to and made  a part of  this Agreement as  Appendix G

            (consisting of "Construction Contract  Rider" pursuant to  mayoral

            Executive  Order  No.  50,  provided,  however  that  the  trainee requirements set forth  therein shall be inapplicable  for so long as  New York State  Labor  Law  Sec.220  or  any successor statute requires contractors performing work on public works projects to pay journey-level  wages to trainees), and the  filing of any required construction employment reports with
            the City's Bureau of Labor Services on the forms annexed hereto as

            Appendix  H; (2) New York State Labor Law Sec.220e,  and  (3) City

            Administrative Code Sec.6-108;

            (ii)   to comply with  the applicable provisions  of the New  York

            City Noise Control Code (Administrative Code Sec.24-216, as amended,

            and related regulations); and

            (iii)   to pay no less than prevailing wage rates and supplemental benefits to laborers, workers and mechanics pursuant to Sec.220(3)

            of the  New  York State Labor Law in accordance with the currently scheduled rates, as amended from time to time.

      (b)   The Times shall use its good faith efforts to promptly, diligently and continuously enforce the full and faithful  performance by the Contractors with  whom  The  Times  enters into  Construction  Contracts  hereof  with the provisions of law referred to in Sec.6.5(a) hereof, and shall use its good faith

efforts  to  cause  such  Contractors  to  enforce   such  compliance  by  the

subcontractors and material  suppliers hired by such Contractors in connection with the Construction Work.



   Sec.6.6  Assignment.  Without EDC's  prior written consent, The Times shall
            ----------
not assign this Agreement except  that The Times may assign this  Agreement to an Affiliate without EDC's prior written consent, provided that such Affiliate assumes all the rights and obligations of The Times under  this Agreement, and that all the representations,  warranties and covenants  made by The Times  in this Agreement shall be similarly made by such

Affiliate, and further  provided that The Times provides to EDC  a copy of the executed written agreement evidencing such assignment and assumption.



   Sec.6.7   Maintenance of Records.   The Times  agrees to maintain accurate,
             ----------------------
readily auditable records  and accounts with supporting  documentation, of (i)

all of the costs related to the construction of the Improvements,  (ii) all of its receipts  and expenditures  in connection  with the Funding  and with  the

Work,  and  (iii)  all  financial  accounts  and  transactions  maintained  or

undertaken in  connection with  this  Agreement.   The Times  shall make  such

records available for  inspection and audit at  The Times's place  of business within New  York  City by  EDC  and the  City  at  reasonable times  and  upon reasonable advance notice.  All such records and accounts shall be  maintained for a period of six years after termination of this Agreement.  The provisions of this Sec.6.7 shall survive the expiration  or earlier  termination of  this

Agreement.



   Sec.6.8  Intentionally omitted.



   Sec.6.9  Due Application of Funding Proceeds.  The Times  shall receive and
            -----------------------------------
hold the proceeds of the Funding (including any insurance proceeds arising out of any casualty affecting property purchased with the Funding) as a trust fund to be applied exclusively for the payment  of Eligible Costs (or reimbursement to The  Times for the payment of Eligible Costs)  in accordance with the terms

of  this   Agreement and  shall not  use any  part of  the same for  any other purpose.

   Sec.6.10 Defects; Non-Conforming Work.  The disbursement  of any portion of
            ----------------------------
the Funding  shall not constitute  a waiver  of any  default by  The Times  on account of defective construction work in performance of the Work or deviation

from  the Final Plans  and Specifications.   No part  of the Funding  shall be

disbursed  for the correction  of such  non-conforming work unless  either (i)

such  defective work  was  performed in  accordance with  the Final  Plans and

Specifications, or (ii) such deviation from the Final Plans and Specifications was necessitated as a result of  unexpected field conditions and was performed in  accordance with  good  construction  practices  and  EDC  approved  (which approval shall  not  be unreasonably  withheld or  delayed),  in writing,  the performance of such work.



   Sec.6.11 Participation by Women and Minority Owned Businesses
            ----------------------------------------------------
      (a)   EDC is committed to  maximizing meaningful participation by women-

owned business enterprises  ("WBEs") and  minority-owned business  enterprises

("MBEs")  (WBEs  and MBEs  collectively  referred    to  as "W/MBEs")  in  its

contracting  opportunities.  Based on its review  of the scope of the Work and the lists of certified W/MBEs maintained by the interested government entities identified  below, EDC estimates  that a  total aggregate W/MBE  percentage of twenty-five  percent  (25%)  can  be  attained  by  The  Times  for the  Work.

Accordingly, prior to receipt of any disbursements  hereunder, The Times shall complete  a utilization  plan (the  "W/MBE Plan"),  in the  form of  Exhibit H attached  hereto, describing The  Times's plan for  participation of W/MBEs in the Work.

      (b)   In order to be considered W/MBEs for purposes  of inclusion in the

W/MBE Plan submitted by The Times,  the WBEs and MBEs identified in the  W/MBE

Plan must
have  received certification,  as WBEs  and/or  MBEs, from  the New  York City

Department of Business Services ("DBS").  Businesses  that have been certified as being women or minority owned by  the New York State Department of Economic

Development  or the Port Authority of New  York and New Jersey may be eligible

to  receive  expedited  certification  from   DBS  after  completing  the  DBS

"Expedited Certification  Affidavit"  in  the  form of  Exhibit  H-1  attached

hereto.   Each of these entities  maintain current lists  of certified W/MBEs;

The Times is encouraged to contact these entities in order to obtain copies of their current  lists of certified W/MBEs who  may be qualified to participate,

either as Contractors,  subcontractors or  materials suppliers,  in the  Work.

Together  with  submission  of  the   W/MBE  Plan,  The  Times  shall   submit

verification acceptable to EDC showing that all W/MBEs named in the W/MBE Plan are certified as WBEs  and/or MBEs by DBS prior  to the award of  the contract with respect to such Contractor, subcontractor or material supplier.

      (c)   The Times should use the  W/MBE Plan to identify potential  W/MBEs that The Times, the Resident Engineer, the Construction Manager or the General

Contractor  intends  to employ  as  Contractors,  subcontractors or  materials suppliers.  The W/MBE Plan  requires the identification of the  specific trade

and/or the  specific material to be supplied  by such W/MBEs.   The W/MBE Plan

requires that the level of participation by W/MBEs be described based on (i) a dollar value  estimate of  participation by  W/MBEs (the  "W/MBE Participation

Dollar  Value") and  (ii) the  percentage of  the total  Funding that  will be passed on to W/MBEs (the "W/MBE Percentage").

      (d)   The  Times shall not  be required  to utilize the  specific W/MBEs listed in the

W/MBE Plan and substitutions may be made; however, The Times shall provide for the participation of W/MBEs in  the Work at a  level equal to or greater  than the total aggregate W/MBE Participation  Dollar Value and the total  aggregate

W/MBE  Percentage  as  each  are  set  forth  in  the  W/MBE  Plan. The  W/MBE

Participation Dollar Value and the W/MBE Percentage recorded on the W/MBE Plan are a part of this Agreement.  The Times cannot reduce the W/MBE Participation

Dollar Value or the W/MBE Percentage.

      (e)   If  The Times breaches  the foregoing  obligation relating  to the participation of  W/MBEs in the Work,  then, as its sole  and exclusive remedy against The Times  with respect to any such  breach, EDC shall be  entitled to withhold from disbursement to The Times a portion of the Funding in the amount equal to the  difference between (i) the W/MBE  Participation Dollar Value set forth  in the W/MBE Plan and (ii)  the actual W/MBE Participation Dollar Value achieved by, and in fact paid to  participating W/MBEs by or on behalf of, The

Times in respect of the  completed Work.  No portion whatsoever of  any of the

Funding that is withheld pursuant to this Sec.6.11(a) shall be charged to  the account of any W/MBEs employed in respect of the Work.

      (f)   The  Times  may  substitute   other  certified  W/MBEs  for  those

identified in  the W/MBE Plan, but all  W/MBEs must be approved  by EDC (which approval shall not be unreasonably withheld) before  being employed, either as

Contractors,  subcontractors, or  as materials  suppliers, in  respect of  the

Work.  The Times  may also add  additional W/MBEs to  the W/MBE Plan  provided that  neither the W/MBE  Participation Dollar  Value nor the  W/MBE Percentage

falls below that identified in the W/MBE Plan.

      Sec.6.12  No Liens.   (a) Without EDC's prior written consent, The Times
                --------
shall  not create, permit or suffer to  exist any mortgage, encumbrance, lien,

security interest, claim or charge against the Construction Site.

      (b)   The Times will cause  the Improvements to be  constructed free and clear of liens of mechanics, material persons  and suppliers, including public improvement liens, or  claims for any such liens subject  to The Times's right to cause any  such lien to be  removed or bonded within sixty  (60) days after the  placement of such lien.  The costs of removing or bonding such lien shall be paid  by The Times  except if such  lien was placed  solely as a  result of

EDC's failure to  disburse to The  Times the Funding  in accordance with  this

Agreement, in which case EDC  shall pay for the  costs of removing or  bonding such lien.



   Sec.6.13  Intentionally omitted.



   Sec.6.14  Intentionally omitted.



   Sec.6.15  Intentionally omitted.



   Sec.6.16   MacBride Principles.  The Times  hereby agrees that with respect
              -------------------
to any Construction Contract entered into for the performance of the Work, The

Times shall (i) include in such Construction  Contract the requirements of the

MacBride Principles  Rider,  attached hereto  as Appendix  J,  and shall  (ii)

require   its  Contractors  (A)  to  comply   with  applicable  covenants  and

representations set forth in Appendix J, and (B) to cause its contractors, subcontractors, and materials suppliers performing the Work to also comply with the  requirements of Appendix J.  Notwithstanding anything to the contrary contained herein, the provisions of this Sec.6.16 shall not apply to any contractor, subcontractor or materials supplier with  respect  to which there  is  not  another  contractor, subcontractor  or  materials  supplier to perform work or supply materials of comparable quality at a comparable price.



   Sec.6.17  No Waiver of Compliance.  The disbursement  by EDC of any portion
             -----------------------
of the Funding  to The Times shall  not constitute a waiver of  EDC's right to require compliance with any of the covenants contained in this  Article Six or otherwise contained in this Agreement.

                       ARTICLE SEVEN - DEFAULT AND TERMINATION
                       ---------------------------------------


   Sec.7.1   Events of Default.   An "Event of Default" shall  exist if any of
             -----------------
the following shall have occurred:

      (a)  if  The Times shall have  applied the Funding  in violation of  the covenant set forth in Sec.6.9 and such misapplication was not corrected within ten (10) Business Days after receipt of written notice thereof; or

      (b)  if  The Times fails to duly observe or  perform any of the material covenants and agreements contained in this Agreement (other than the covenants contained  in  Sec.6.9) and if such failure continues for twenty (20) Business

Days after receipt of written notice to  The  Times  by  EDC  specifying  with particularity  such material default and requiring such material default to be remedied;  provided, however, that if because of  Unavoidable Delays or if the nature of the default  is such that The Times cannot reasonably be expected to cure the same within  such period, then such material default shall  not be an

Event of Default  if, within such period (subject to  Unavoidable Delays), The

Times commences  in good faith to  cure such material default  and (subject to

Unavoidable Delays) diligently prosecutes such cure to completion; or

      (c)  if an  "Event of Default"  (as defined in  the Lease) has  occurred under the Lease and EDC has taken action to terminate the Lease  in accordance with the terms thereof; or

      (d)  if there  is any cessation of the Construction  Work for any period in excess  of ninety (90) successive  calendar days after the  date upon which the Construction Work shall
commence, unless the cessation of the Construction Work shall have been caused by  Unavoidable Delays  and  construction  or construction-related  activities shall  have resumed promptly  after the cause  of the  Unavoidable Delay shall have  been removed and shall  be diligently pursued  (it being understood that during any such cessation of  the Construction Work, EDC shall have  the right to enter  upon  the  Construction  Site for  the  purpose  of  protecting  the

Construction  Site  against  deterioration,  loss,  damage  or  theft  if  the

Contractor or  Contractors required,  pursuant to its  respective Construction

Contract(s), to provide such services has ceased providing the services); or

      (e)   if any representation or  warranty by The Times  contained in this

Agreement  shall  be  materially  false  when  made  or  reaffirmed  and  such materially false  representation or warranty materially  adversely affects The

Times's  ability  to  enter into  this  Agreement  and  perform  the  Work  in accordance with the terms hereof.



   Sec.7.2  Default Remedies; Exculpation.
            -----------------------------
      (a)  Upon an  Event of  Default, EDC  may exercise  any right  or remedy permitted to it by law, in equity, or under this Agreement, including, without limitation, the  right to  obtain restitution  of any  portion of  the Funding which is applied by The Times, The Times's employees, agents or contractors in violation of Sec.6.9, with interest from the date of EDC's disbursement at the

Late  Charge Rate.  Without limiting the  generality of the foregoing, upon an

Event  of  Default, EDC  shall  have  the right  to  elect  to terminate  this

Agreement  (reserving, however, all remedies provided in this Article Seven or existing otherwise) or to
make no further disbursements until such default is remedied or determined not to be an Event of Default.

      (b)   Subject to the provisions of Sec.7.2(c) and Sec.9.11(a) hereof, the liability of The Times and its Affiliates under this Agreement  for damages or otherwise shall be limited to (i) any sums advanced hereunder to The Times but not  heretofore expended  by  it, (ii)  the proceeds  (to the  extent actually received  by The Times) of any insurance  policies covering or relating to the

Work or the Construction Site, (iii) the obligations of The Times set forth in

Sec.5.7, and (iv) the third party guarantees set forth in Sec.5.7 for the period prior to their assignment to EDC.  In no event shall EDC look to the  property or  assets  of  any  of  the  individuals who  are  the  directors,  officers,

employees, shareholders, agents  or servants of The Times,  and no property or assets of any  of the aforesaid Persons shall be subject to levy, execution or other enforcement  procedure for the  satisfaction of The  Times's obligations under this Agreement, except  in the event such individual  has misapplied the

Funding as described in Sec.7.2(c) below  and then only to  the extent  of the actual  dollar  amount  that  such  individual  has  misapplied  the  Funding;

provided,  however,  that  if  such  misapplication  was  the result  of  such individual's fraudulent conduct, such  individual's liability shall be  as set forth in Sec.7.2(c)(i) below.  Except as specifically set forth  herein, in no event  shall The Times  Indemnitees be liable  for consequential damages under this Agreement.

      (c)(i)   Each of the individuals described in Sec.7.2(b) above shall  be personally liable  (as distinguished from  collective liability), to  the full extent provided by law, in equity, and  by this Agreement if any such relevant individual shall have applied the Funding in violation of the covenant contained in Sec.6.9 of this Agreement and such misapplication was  not corrected within ten (10) Business  Days of notice thereof; provided,

however, that such liability shall be limited to the actual dollar amount that was misapplied unless the misapplication was the result of fraudulent conduct,

in which case such liability shall not be limited as provided above.

      (ii)  The Times shall  be liable to the full extent  provided by law, in equity, and  by this Agreement if The Times shall  have applied the Funding in violation  of the covenant contained in Sec.6.9  of  this  Agreement and  such misapplication  was  not corrected  within ten  (10)  Business Days  of notice thereof; provided, however, that such liability shall be limited to the actual dollar amount that was misapplied unless the  misapplication was the result of fraudulent  conduct on  the part  of The  Times as  opposed to  the fraudulent conduct of an individual not authorized by The Times to act  in such a manner,

in which case such liability shall not be limited as provided above.

      (d)  No course of dealing on the part of EDC or any failure on the  part of  EDC to  exercise any  right shall  operate as  a waiver  of such  right or

otherwise prejudice  EDC's remedies.   No right  or remedy  conferred upon  or

reserved to  EDC is intended  to be exclusive  of any  other right or  remedy.

Every right  and remedy shall, to  the extent permitted by  law, be cumulative and in addition to every other right and remedy contained in this Agreement or existing at  any time at law or in equity,  or otherwise, and may be exercised from time to time and as often and in  such order as EDC may deem appropriate.

The exercise of any right or remedy shall not be construed as an election or a waiver of any
other right or remedy.  No delay or omission of EDC in exercising any right or remedy  occurring upon  an Event  of Default  shall impair  any such  right or remedy or constitute a waiver of or acquiescence in such Event of Default.

      (e)   The provisions of this Sec.7.2 shall  survive  the  expiration  or termination of the Term.


   Sec.7.3  Termination.   If,  upon the  occurrence of  an Event  of Default
            -----------
described in Sec.7.1(a), (b), (d) or (e) above,  EDC elects  to terminate this

Agreement, or  for any other  reason provided  for under this  Agreement, this

Agreement is  terminated, EDC agrees that, provided  that the Lease remains in full force and  effect and no  "Event of  Default" (as defined  in the  Lease)

shall  have occurred  and be  continuing thereunder,  EDC shall  undertake the construction of the  Interim Car Pound in accordance with  the Final Plans and

Specifications with such reasonable  changes therein as EDC  may from time  to time  and in its reasonable  discretion, deem appropriate;  provided that such changes shall  not  increase  the  amount  of  time  needed  to  complete  the

Construction Work.  In such circumstances, EDC shall have the right (but shall not be obligated) to assume any Construction Contract  made by or on behalf of

The Times  in any way relating to the Work and to take over and use all or any part or parts of the labor,  materials, supplies and equipment contracted for,

by, or on behalf of The Times, whether or not previously incorporated into the

Construction Site, all in EDC's discretion.   To effectuate the provisions  of

this  paragraph, The  Times  hereby  collaterally  assigns  to  EDC  all  such

Construction Contracts, whether presently  existing or made in the  future, as more particularly set forth in Sec.4.1(d) hereof, and, if EDC exercises its rights under such collateral assignment, EDC shall assume all of

the  obligations  and  liabilities  of   The  Times  under  such  Construction

Contracts.   In connection with  any demolition or  construction undertaken by

EDC pursuant to the provisions of this Sec.7.3,  EDC may  (i) engage builders,

contractors,  architects, engineers and  others for the  purpose of furnishing labor,  materials and equipment, (ii) reasonably pay, settle or compromise all bills or claims which may become liens against the Construction Site, or which have  been  or may  be  properly  incurred, or  for  the  discharge of  liens,

encumbrances or defects in the title  of the Construction Site, and (iii) take such other reasonable action (including the employment of watchmen) to protect

the  Construction Site.   Any  costs incurred  by EDC  in connection  with the

performance of the  above-described work which are in excess  of the amount of the Funding and which are necessitated as a result of  the earlier termination of  this Agreement by reason of The  Times's default or The Times's failure to perform its obligations with  respect to the construction of  the Improvements in accordance with this Agreement and the Final Plans and Specifications shall

be  paid  by  the Times.    The  provisions of this Sec.7.3 shall survive  the

expiration or termination of the Term.



   Sec.7.4  Right  to Reinstate  Agreement.   If,  after  termination of  this
            ------------------------------
Agreement  (the "Initial  Termination"), EDC fails, in accordance with Sec.7.3 above, to  either (i) commence the  construction of the Interim  Car Pound, or

(ii) if  The Times had already  commenced the construction of  the Interim Car

Pound  pursuant  to the  terms of  this  Agreement but  such  construction was stopped as a result of the termination of this Agreement, recommence the construction of the Interim Car Pound, in either case within three (3) months after  the Initial Termination, then provided that  The Times shall have given

EDC thirty  (30) days  prior written  notice and an  opportunity to  cure, The

Times shall have the right to elect to reinstate this  Agreement and construct the Interim Car Pound in accordance  with the terms hereof; provided, however,

that  any  costs  incurred by  The  Times in  excess  of the  amount  of funds allocated by  the City and EDC for the Funding  at the time of the termination of this  Agreement shall be  paid at the  sole cost and  expense of  The Times without any right of reimbursement under this Agreement or any other agreement of The Times  with EDC  or the  City if  and to  the extent  that such  excess amounts are incurred by reason  of The Times's default or The  Times's failure

to  perform  its  obligations   with  respect  to  the  construction   of  the

Improvements  in  accordance  with this  Agreement  and  the  Final Plans  and

Specifications  (including, without  limitation, construction  delays).   Upon

reinstatement of this Agreement in accordance with this Sec.7.4, all terms and provisions  of this  Agreement shall  be in  full force  in effect,  including without limitation,  the provisions of  this Article 7  with respect  to EDC's right to  terminate this Agreement upon  the occurrence of a  further Event of

Default.  The provisions of this Sec.7.4 shall survive the Initial Termination but shall not survive any further or subsequent termination.

                            ARTICLE EIGHT - NOTICES
                            -----------------------


   Sec.8.1  Notices.  All notices under this Agreement shall be in writing and
            -------
shall be deemed to have been sufficiently given  or served for all purposes as of the date  when sent by hand, or by a national overnight courier service, or by  certified or registered mail,  return receipt requested,  and addressed as follows (or to such other  addresses as may from time to time be designated by

EDC  or The Times  by notice  delivered to the  other in accordance  with this

Sec.8.1):

            (i)   if to EDC:

                  New York City Economic Development Corporation
                  110 William Street
                  New York, N.Y.  10038
                  Attention:  President

                  with a copy via ordinary mail to General Counsel, at the same address and to:

                  New York City Law Department
                  100 Church Street
                  New York, New York  10007
                  Attention:  Chief, Economic Development Division;

            (ii)  if to The Times:

                  The New York Times Company
                  229 West 43rd Street
                  New York, New York  10036
                  Attention:  Solomon B. Watson, IV, Esq.
                              General Counsel
                  with a copy via ordinary mail to David Thurm, Executive Director of Project Development, at the same address, and with a copy in the same manner sent to The Times to:

                  Bachner, Tally, Polevoy & Misher
                  380 Madison Avenue
                  New York, New York  10017
                  Attention:  Martin Polevoy, Esq.


   Sec.8.2  Disbursement Submissions.   All Requisitions and other submissions
            ------------------------
for  disbursements  required  to be  made  pursuant  to Article  Four  of this

Agreement shall be addressed as directed in Sec.4.3 hereof.

                      ARTICLE NINE - GENERAL CONDITIONS
                      ---------------------------------
                                 AND COVENANTS
                                 -------------


      The  following  terms,  covenants  and conditions  shall  be  applicable throughout the Term:



   Sec.9.1  Conflict of Interests.   No member, officer, director  or employee
            ---------------------
of EDC or the City,  or their designees, consultants  or agents; no member  of the  governing body  of  the City  and  no  public official  of  the City  who exercises or exercised any  functions or responsibilities with respect  to the subject matter of this Agreement during his/her tenure, if known to The Times,

shall have any  interest, direct or indirect, in  any contract or subcontract,

or the proceeds thereof, for work to  be performed in connection with the Work or in  any  activity or  benefit  arising out  of or  in  connection with  the performance  of the Work.  Upon receiving actual notice or knowledge of any of the circumstances specified in the preceding sentence, The Times shall deliver notice  to EDC  of  the circumstances  and  immediately shall  use good  faith efforts  to cause  the Persons  affected to  terminate  their interest  in the

prohibited  contract  or  property.   The  Times  shall  require the  Resident

Engineer, Construction Manager,  Owner's Representative or  General Contractor

(as  the  case  may be)  and  the  Contractors,  subcontractors and  materials suppliers  to make  appropriate representations  in writing  that  they, their employees and principals do not have any conflict of interest prohibited under this Sec.9.1, and to covenant to use good faith efforts to cause the prohibited persons to terminate their interest in the relevant contract or property upon demand by The Times.



   Sec.9.2   No  Liability of  Individuals.   No officer,  employee, director,
             -----------------------------
member, agent or other person authorized to  act on behalf of EDC or the  City shall have  any personal liability  in connection with  this Agreement  or any default by EDC or the City.



   Sec.9.3  Anti-Boycott Provisions.
            -----------------------
      (a)   The Times agrees  that it is not  now participating, nor  shall it

participate   during the Term, in an international boycott in violation of the provisions of  the  Export Administration  Act  of 1979,  as  amended, or  the regulations promulgated thereunder.

      (b)   Upon  the final determination  by the United  States Department of

Commerce  or any other  agency of  the United States  as to  conviction of The

Times  for participation  in  an international  boycott  in violation  of  the provisions  of the  Export  Administration Act  of  1979, as  amended, or  the regulations  promulgated thereunder, EDC may, at its option, declare a default under  this  Agreement (which  default  is subject  to  cure by  The  Times in accordance with the terms of this Agreement).

      (c)  The Times shall comply in  all  respects  with  the  provisions  of

Sec.6-114   of  the   Administrative  Code   of  the  City and  the rules  and

regulations issued by the Comptroller of the City thereunder.

   Sec.9.4  Governing Law.  The provisions of this Agreement shall be governed
            -------------
and interpreted in accordance with the law of the State of New York.



   Sec.9.5  Liability  of EDC.   (a)  Subject to the provisions of Sec.9.11(b)
            -----------------
hereof, EDC shall not be liable for consequential damages under this Agreement to  The  Times or  to  any other  Person  in  any matter  arising  out of  the construction of the Improvements.

      (b)  Notwithstanding  any provision  to the contrary  contained in  this

Agreement, if EDC defaults in the disbursement  of the Funding for which it is obligated,  pursuant to the terms of this  Agreement, to disburse to The Times or in the payment of any  other monetary amount owed to The Times  pursuant to the provisions of this Agreement and  fails to cure such default within thirty

(30) days after The Times delivers notice (the "EDC Default Notice") to EDC of such default, or if the moneys in the aggregate sum of approximately $550,000,

or such  other greater or  lesser amount as  may be necessary  to pay  for the costs of  the Work and  any change  order work or  other changes to  the Final

Plans  and Specifications or Construction Contracts approved by EDC, shall not be made  available to EDC  by the City,  in whole or  in part for  any reason,

then,   provided  that  The  Times  proceeds  with  the  construction  of  the

Improvements, for  each dollar of Funding not  so disbursed or monetary amount not so paid by EDC or made available to EDC by the City, The Times shall  have the right to  (y) offset against  future Rental  (other than Impositions)  due under the Lease and against College Point Improvement Fund Payments due  under the Lease, in an amount equal to the Funding not so disbursed by EDC,  and (z)

offset against
future  Rental  (other than  Impositions  and College  Point  Improvement Fund

Payments) due under the Lease in an amount equal to  any other monetary amount which EDC is  obligated to pay under this Agreement and has not so paid, until such  time as  EDC recommences the  disbursement of  the Funding  or pays such

other monetary amount.   The Times agrees that the right to  an offset against

Rental (other than Impositions) and College Point Improvement Fund Payments as

hereinabove described  is The Times's sole  remedy against EDC  arising out of the  failure of EDC to receive  the Funding from the City  and The Times shall not commence any action or proceeding against EDC as a result of such failure,

except as otherwise provided in this Agreement.

      (c)   In the event that (i) EDC  has defaulted in the performance of any obligation on  EDC's  part to  perform  under this  Agreement  other than  the disbursement of the Funding, or (ii) EDC has defaulted in  the disbursement of the Funding and continues  to be in default thereof  after the receipt of  the

EDC Default Notice and expiration of  the thirty (30) day cure period provided therein, The Times shall have all  of its rights at law and in  equity against

EDC.

      (d)   Except as otherwise provided in  this Agreement; (i) no course  of dealing on the  part of The Times or  any failure on the part of  The Times to exercise  any  right shall  operate as  a waiver  of  such right  or otherwise prejudice  The Times's  remedies, (ii)  no right  or remedy conferred  upon or reserved to  The Times  is intended  to be  exclusive  of any  other right  or remedy, (iii) every right and remedy shall, to the extent permitted by law, be cumulative and in  addition to every other right and  remedy contained in this

Agreement  or existing at any time at law  or in equity, or otherwise, and may be exercised from time to
time  and as often and  in such order  as The Times may  deem appropriate, and

(iv) the exercise of any right or remedy shall not be construed as an election or a waiver of  any other right or remedy.  No delay  or omission of The Times in exercising any right or remedy occurring upon EDC's failure to disburse the

Funding  in accordance  with  this  Agreement  or  to  otherwise  perform  its obligations in  accordance with the  terms of this Agreement  shall impair any such  right or remedy  or constitute a  waiver of or  acquiescence in any such failure.



   Sec.9.6    Amendments.    This  Agreement may  not  be  amended,  waived or
              ----------
terminated orally,  but only by an  instrument in writing signed  by the party against whom enforcement of the amendment, waiver or termination is sought.



   Sec.9.7  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding  upon and shall inure  to the benefit  of EDC and The  Times and their respective successors and permitted assigns.



   Sec.9.8   Assignment  of Funds.  Except as specifically provided in Sec.10.1
             --------------------
hereof, The Times acknowledges that the City capital budget dollars which form the Funding are not and shall not be  deemed to be an assignment of any  funds received by EDC  from the  City.  The  Times confirms that  its rights to  the

Funding arise exclusively under this Agreement.

   Sec.9.9   Counterparts.   This  Agreement may  be executed  in one  or more
             ------------
counterparts which, when  taken together,  shall constitute one  and the  same document.



   Sec.9.10   Interpretation.   The  provisions of  the Lease  incorporated by
              --------------
reference  into this Agreement are intended to supplement the other provisions of this Agreement.  In the event of any conflict between the  Lease provisions and the other provisions of this Agreement,  the provisions of the Lease shall control.



   Sec.9.11 Indemnity.   (a)  In this Sec.9.11(a), EDC and the City, and their
            ---------
respective departments,  offices, officers, members,  directors, employees and agents  shall collectively be referred to as  "the Public Parties".  The Times shall defend, indemnify and hold harmless the Public Parties, from and against any and  all claims,  damages  (including  consequential  damages  awarded  to

third  parties   against  the  Public  Parties),  judgments,  liabilities  and causes  of  action  whatsoever  to  which  they  may  be  subject  arising out

of  the   acts  or   omissions  of The Times, its Contractors, subcontractors,

agents,  employees   or  material  suppliers,  and  any  and  all Persons, in

connection   with   the   performance   of   the   Work,  or  because  of  any

negligence,  fault  or  default  of The Times, its agents, employees, material suppliers or  subcontractors.  The  obligation of  The Times to  indemnify and hold  harmless the  Public Parties  shall include  but not  be limited  to the payment of any  and all costs  and reasonable  legal fees as  may be  actually

incurred  by  the Public  Parties.   Nothing contained  herein is  intended to

create an obligation  on The Times to defend, indemnify  and hold
harmless  the  Public   Parties   against  those  claims,  damages, judgments,

liabilities   and  causes  of  action  described  in  Sec.1.1(c)(5)    hereof

for  which  it  is  determined  that  EDC  or  the  City  or  their respective

employees,  agents  or  consultants  are   responsible for.   The  termination

of   this  Agreement   shall  not   release  The  Times  from  any   liability

to  the Public  Parties arising  out of  any act  or omission of The Times in connection with this Agreement.

      (b)   EDC shall  indemnify and hold harmless The  Times Indemnitees from and against any  and all  claims (including consequential  damages awarded  to third parties against The  Times Indemnitees), damages, judgments, liabilities and causes  of action whatsoever  to which they may  be subject to  the extent caused as  a result of the  negligence or misconduct  of EDC or its  agents or professional consultants arising  out of  or in connection  with EDC's or  its agents' or professional consultants'  inspections of the Construction  Site or uncovering of work in accordance with Sec.1.1(e) hereof. The obligation of EDC to  indemnify  and  hold  harmless  The  Times  Indemnitees  pursuant  to this

Sec.9.11(b)  shall include, but  not be limited to, the payment of any and all

costs   and   reasonable  legal  fees as may be actually incurred by The Times

Indemnitees in connection  with any such claim, damage, judgment, liability or

causes of action.   The  termination of this  Agreement shall  not release EDC from any liability to The Times Indemnitees described in this Sec.9.11(b).


   Sec.9.12   No  Agency.    Neither  The  Times nor  any  of  its  employees,
              ----------
Contractors or  subcontractors is, shall be or shall represent that he, she or it  is an agent,  servant or  employee of EDC  or the  City by virtue  of this

Agreement or by virtue of any approval,
permit, license, grant, right or authorization given by the EDC or the City or

any of  their  officers, agents  or  employees.   The  Times shall  be  solely

responsible for the work, direction, compensation and  personal conduct of its officers, agents, employees and subcontractors.



   Sec.9.13 Venue
            -----
      (a)  Any and all claims asserted by or against EDC or by or against  The

Times  arising under  this  Agreement or  related hereto  shall  be heard  and determined either  in  the courts  of  the  United States  ("Federal  Courts")

located in the City or in the courts of the State of New York ("New York State

Courts") located  in  the City  of New  York.   To effect  this agreement  and

intent,  EDC and The  Times agree and,  where appropriate, shall  require each

Contractor to agree, as follows:

                  (i)  If either Party initiates any  action against the other

            Party  in Federal  Court or  in New York  State Court,  service of process  may  be  made  on  The Times  either  in  person,  or  by registered or certified mail (return receipt requested)  addressed to the office  of the General Counsel of The  Times at the address set forth  in Article Eight  of this  Agreement, or to  such other address as The Times may provide to EDC in writing, and service of process may be  made on EDC, either in person  or by registered or certified mail (return receipt requested) addressed to EDC at  its address  as set forth  in Article Eight  of this Agreement,  or to such other address as EDC may provide to The Times in writing.

                  (ii)  With respect to  any action between EDC and The  Times in New

            York  State   Court,  each  Party  hereby   expressly  waives  and

            relinquishes any rights  it might  otherwise have (A)  to move  to dismiss  on  grounds of  forum non  conveniens,  (B) to  remove to
                                     ----- ---  -----------
            Federal Court wholly outside New York City, and (C) to  move for a change of venue to New York State Court outside New York City.

                  (iii)  With respect to any action between EDC  and The Times in  Federal Court located in  New York City,  each Party expressly waives  and relinquishes any right it might otherwise have to move to transfer the action to a  Federal Court outside the City of New

            York.

                  (iv)  If either Party commences any action against the other

            Party in a court located other than  in the City and State of  New

            York,  then, upon request of the Party  against whom the action is brought, the Party bringing  the action shall either consent  to a transfer  of  the  action to  a  court  of  competent jurisdiction located  in the City and State of New  York or, if the court where the  action is initially brought  will not or  cannot transfer the action, then  to dismiss  such action  without prejudice,  and may

            thereafter  reinstitute  the  action   in  a  court  of  competent

            jurisdiction in New York City.



Sec.9.14.   Investigations; Cooperation.
            ----------------------------
      (a)   Definitions.  As used in this Sec.9.14:
            -----------
            (i)   "Investigation"  shall  mean  any  investigation,  audit  or inquiry conducted by the  Department of Investigation with respect to the obtaining and/or
            performance of the Transaction Documents or any of them,

            (ii)  "Department of  Investigation" shall mean the  Department of

            Investigation  of  the  City  or  any  City  department or  agency succeeding to the functions thereof,

            (iii) "Commissioner"   shall  mean  the   Commissioner  or  Acting

            Commissioner of the Department of Investigation,

            (iv)  "Deputy Mayor" shall mean  the Deputy Mayor for  Finance and

            Economic  Development  of the  City (or  the  officer of  the City succeeding to the functions of that office),

            (v)    "Entity" shall  mean  any  firm, partnership,  corporation,

            association  or Person that  receives monies,  benefits, licenses,

            leases  or permits from or through the City or otherwise transacts business with EDC or the City,

            (vi)   "Member"  shall mean  any  Person associated  with  another

            Person  or entity  as a  partner, director, officer,  principal or employee, and

            (vii) "Transaction  Documents"   shall   mean  the   Lease,   this

            Agreement, Funding Agreement #1,  Funding Agreement #2 and Funding

            Agreement #4.

      (b)   Cooperation with  Investigations.   Subject to the  exclusions set
            --------------------------------
forth in paragraph (c) of this Sec.9.14, The Times shall during the term of this

Agreement:

            (i)   cooperate  fully  and  faithfully, and  utilize  good  faith

                  efforts  to  cause  its   Members  to  cooperate  fully  and

                  faithfully, with any Investigation; and

            (ii)  report,  and utilize  its good  faith  efforts to  cause its

                  Members  to  report, in  writing  to  the Commissioner,  any solicitation of which The Times
                  has actual  knowledge of  money, goods, requests  for future employment  or other  benefit or  thing of  value, by  or on behalf of any employee of the City or  any other Person, for any purpose relating to  the procurement or obtaining and/or performance of any Transaction Document by The Times.

      (b)   Exclusions.  The provisions of Sec.9.14(b) above shall not apply:
            ----------
            (i)   to any  information or document known,  prepared or obtained by  The  Times  or its  Members  (and  the  sources of  such information or documents), that  is protected from compelled disclosure by  any present  or  future "Shield  Law" or  any other statute, constitutional provision, rule, regulation or case  law related  to  the rights  of reporters  and/or news organizations;

            (ii)  to  any Person who  refuses to testify  based on  his or her privilege against self-incrimination after having been given assurances that  his or  her statement, and  any information from such statement, will not be used against such Person in any  subsequent criminal proceeding  in any forum (provided,

                  however, that  any Person  given such assurances  shall have the right to  have the legal sufficiency  of such assurances adjudicated  by  a  court  of competent  jurisdiction  as  a precondition  of  the applicability of Sec.9.14(b)  to  such

                  Person); and

            (iii) to  any construction  contract  or other  agreement (or  the obtaining  or performance thereof)  with parties  other than the City or EDC,
                  including  without limitation,  any  contract  or  agreement being funded through any Transaction Document.

      (d)   Hearing.   If  The Times  or any  Member of  The Times  refuses to
            -------
testify in an Investigation  and, in connection with such  failure to testify,

the Commissioner  determines that  The Times  has failed  to cooperate  in the

Investigation  in violation of the provisions of Sec.9.14(b) hereof,  then the

Commissioner   may  request  the  Deputy  Mayor  to  convene  a  hearing  (the

"Hearing"), upon not less than five  (5) days written notice to The  Times, to determine if  any penalties should  be imposed for  The Times's failure  to so cooperate in accordance with this Sec.9.14.

      (e)   Adjournments of Hearing
            -----------------------
            (i)   The Times shall have  the right to require that  the Hearing be adjourned for a period of not more than thirty (30) days.

            (ii)  The  Deputy  Mayor  may  grant  other  adjournments  of  the

                  Hearing,  in   the  exercise   of  his  or   her  reasonable

                  discretion;  provided  however,  that  in  the  case  of  an adjournment occasioned by The Times's failure to appear, the

                  Deputy Mayor  may, if he or she determines that there was no reasonable cause for the requested adjournment or failure to appear, impose an Interim Penalty.

            (iii) The City shall not incur any penalty or damages for delay or otherwise occasioned by an adjournment of the Hearing.

         (f)   Penalties.
               ---------
            (i)   The Deputy Mayor may impose  a penalty during an adjournment due to The  Times's failure  to appear or  proceed with  the scheduled Hearing pursuant to Sec.9.14(d)(ii) hereof ("Interim

                  Penalty") of  not more than $1,000  per day for each  day of

                  such  adjournment,   provided,  however,  that   such  daily

                  penalties shall cease to accrue from and after the date that

                  The Times  makes itself  available to appear  at or  proceed with the  scheduled Hearing or  gives written notice  to the

                  Deputy Mayor that it does not intend to appear at or proceed with the scheduled Hearing, in  which event the Deputy Mayor shall have the  right to  continue the Hearing  and reach  a determination without The Times's participation.

            (ii)  If, after the Hearing, the Deputy Mayor  determines that The

                  Times failed to cooperate  in the Investigation in violation of this Sec.9.14, and The Times fails to commence to cooperate fully in  such Investigation  within five (5)  Business Days

                  following   its   receipt   of   written   notice  of   such

                  determination, the Deputy Mayor may:

                  (A)   impose a  penalty ("Final Penalty") which  may not, in

                        conjunction with  any Interim Penalty or Final Penalty

                        imposed during  the term of this  Agreement under this

                        Agreement  and/or during  the term  of the  Lease with

                        respect to any other

                        Transaction Document, exceed $500,000 in the aggregate

                        during the term of the Lease; and/or

                  (B)   disqualify The Times, for a period not to  exceed five

                        (5)  years, from submitting  bids for,  or transacting

                        business  with,  or  entering  into  or  obtaining any

                        contract, lease, permit or license with or from EDC or

                        the   City,  other   than  as   contemplated   in  the

                        Transaction Documents.

      Notwithstanding anything to the contrary  contained herein, in the event that The Times is found  after the Hearing to have failed to  cooperate in the

Investigation, but nonetheless is not subjected to a Final Penalty because The

Times  commences  to cooperate  fully in  such  Investigation within  five (5)

Business Days following its  receipt of written notice of  such determination,

The Times shall be liable for the cost of conducting such Hearing in an amount not to exceed $5,000.

      (g)   Criteria for Determination.   The Deputy Mayor shall  consider and
            --------------------------
address  in reaching his or her  determination and in assessing an appropriate

Interim  Penalty,  Final  Penalty,  and/or disqualification,  the  factors  in clauses  (i) and (ii) of this Sec.9.14(g). He  or  she may  also consider,  if relevant and appropriate, the  criteria established in clauses (iii)  and (iv)

of this Sec.9.14(g), in addition to any other information which may be relevant and appropriate:

            (i)  The Times's good faith endeavors or lack thereof to cooperate fully  and faithfully  with the  Investigation, including  but not limited to the discipline,
            discharge or disassociation of any Person failing to testify,  the production of  accurate and  complete books  and records,  and the forthcoming testimony  of all other Members,  agents, assignees or fiduciaries whose testimony is sought (the Deputy Mayor shall take into account  whether the discipline,  discharge or disassociation of any Persons failing to testify would violate any union or other contract),

            (ii)  the relationship of the Person who refused to testify to The

            Times, including,  but not  limited to,  whether the  Person whose testimony  is sought has an ownership interest in The Times and/or the degree of  authority and responsibility the  Person has within

            The Times,

            (iii) The   nexus  of the  testimony sought  to The  Times and the

            Transaction Documents, and/or

            (iv)   the  effect  a penalty  may  have on  an  unaffiliated  and unrelated party or Entity  that has a significant interest  in The

            Times,  provided that (x) such unrelated party or Entity has given actual notice to the  Commissioner or EDC upon the  acquisition of the interest, or (y) at the Hearing such unrelated party or Entity gives  notice  and  proves  that  such  significant  interest  was previously  acquired; under  either  circumstance, such  unrelated party or Entity must present evidence at the Hearing demonstrating the potential adverse impact a penalty will have on such party  or

            Entity.

      (h)   Payment of  Penalties.   Any  Interim or  Final Penalty  hereunder
            ---------------------
shall,  upon imposition thereof, be applied to  reduce the aggregate of Offset

Amounts (as such  term is defined  in the Lease)  then available to The  times under Article 4 of the Lease  and the balance, if any, shall be  paid promptly as  additional Rental,  or  at the  landlord under  the  Lease's option,  such balance  shall be  applied  to reduce  EDC's obligations  with respect  to any undisbursed Funding.

      (i)   Exclusive  Remedy.    Notwithstanding  anything  to  the  contrary
            -----------------
contained in this Agreement, the remedies set forth in Sec.9.14(f) hereof shall be the sole  and exclusive remedies  available to  EDC in the  event that  The

Times breaches any of its obligations under this Sec.9.14, and no other remedies,  including, without limitation, the remedies set forth elsewhere  in this Agreement for defaults by The Times in the performance of its obligations under this  Agreement, shall be applicable to a breach  by The Times of any of its obligations under this Sec.9.14.

      (j)   Right  to  Dispute  Determinations   of  Deputy  Mayor.    Nothing
            ------------------------------------------------------
contained herein  shall be construed  to limit  in any  manner whatsoever  The

Times's right or  ability to challenge or seek to  enjoin, overturn, set aside or  modify any  action taken,  determination made  or penalty  imposed by  the

Deputy Mayor pursuant to the provisions of this Sec.9.14.

      (k)   Concurrent  Lease Obligation.  The obligations  of The Times under
            ----------------------------
this Sec.9.14 constitute a portion of the obligations of The Times under Article

40A  of  the  Lease,  and  nothing  contained  herein  shall  be  construed as expanding, enlarging or increasing in any way, or as being separate from or in addition to, the obligations and liabilities of The Times pursuant to Article 40A of the Lease.



   Sec.9.15.  Intentionally Omitted.



   Sec.9.16  Maximum Interest Rate
             ---------------------
      In the  event that any  interest payable under  this Agreement  shall be deemed  to  exceed the  maximum  rate permitted  by  law, then  the  amount of interest to be paid shall be the maximum rate so permitted.



   Sec.9.17  Captions
             --------
      The captions in this Agreement are inserted for convenience of reference only and  in no way  define, describe  or limit  the scope or  intent of  this

Agreement or any of the provisions hereof.



   Sec.9.18  Gender, Etc.
             -----------
      The gender  used in  this  Agreement shall  be deemed  to  refer to  the masculine, feminine, or neuter gender,  as the context or the identity  of the

persons being referred to may require.   The singular shall include the plural

and vice versa as the context may dictate.



   Sec.9.19 Assignment by  EDC.  EDC shall  not assign this  Agreement without
            ------------------
the prior written consent of The Times,  except that EDC shall have the right,

upon  ten (10) Business  Days prior written  notice, to assign  this Agreement and/or EDC's rights under this

Agreement, without any further consent on the part of The Times, to the City.



   Sec.9.20 Obligations  of Newspaper Division.   EDC acknowledges  and agrees
            ----------------------------------
that  all  non-monetary  obligations set  forth  in  this  Agreement as  being obligations of The  Times shall apply only  to, and be  performed by, The  New

York Times  Newspaper Division of  The New York Times  Company (the "Newspaper

Division")  and its  employees and agents,  and EDC  shall look  solely to the

Newspaper  Division  for the  performance  of  such non-monetary  obligations;

provided,  however,  that  any  default  by  the  Newspaper  Division  in  the performance  of such non-monetary obligations  shall be treated  with the same force and effect pursuant to the applicable provisions of this Agreement as if such default had been committed by The Times.

                          ARTICLE TEN - AGREEMENT OF THE CITY
                          -----------------------------------


   Sec.10.1 City's  Agreement  to  Fund EDC.    The  City,  by executing  this
            -------------------------------
Agreement as it  effects this Article  Ten only, (i)  acknowledges that it  is becoming a signatory to this  Agreement as a material inducement to  The Times

to   enter  into  this  Agreement,  (ii)  warrants  and  represents  that  the

Consolidated Contract is in full force and effect and legally binding upon the

City; and (iii) covenants and  agrees to provide EDC with City  capital budget funds in such amounts and at such times as will permit EDC to comply  with its obligations  to  disburse  the Funding  pursuant  to  the  provisions of  this

Agreement, without regard to whether the Consolidated Contract is then in full force and effect or whether EDC is in compliance with the terms thereof.



   Sec.10.2 Valid Agreement of the City.   A legal opinion of the  Corporation
            ---------------------------
Counsel (addressed to  The Times) to the effect that  this Agreement is legal,

valid and binding upon the City with respect to the provisions of this Article

Ten in the form attached hereto as Appendix K, is being delivered to The Times concurrently herewith.



   Sec.10.3 The  Times's Rights Against the City.  In  the event that the City
            ------------------------------------
has defaulted  in the performance  of any obligation  of the City  pursuant to this Article Ten and continues to be  in default thereof after notice from The

Times and a thirty  (30) day period to cure,  The Times shall have all  of its rights at law and in equity against the City.

         IN WITNESS WHEREOF,  the Parties have executed this  Agreement as of the day and year first above written.


                                        NEW YORK CITY ECONOMIC
                                        DEVELOPMENT CORPORATION


                                        By: /s/ Carl Weisbrod
                                                ---------------------

                                        Title:  President
                                                ---------------------



                                        THE NEW YORK TIMES COMPANY


                                        By: /s/ Katharine P. Darrow
                                                ---------------------

                                        Title:  Senior Vice President
                                                ---------------------


THE CITY, BY SIGNING IN THE
PLACE PROVIDED BELOW,
AGREES TO BE BOUND BY THE
PROVISIONS OF ARTICLE TEN HEREOF:

THE CITY OF NEW YORK


By: /s/ Barry F. Sullivan
____________________________



APPROVED AS TO FORM:


By:  /s/
____________________________
 Acting Corporation Counsel

STATE OF NEW YORK       )
                         ss:
COUNTY OF NEW YORK      )


            On the 17th day of December, 1993,before me personally came Carl Weisbrod, to me known, who, being by me duly sworn, did depose and say that s/he resides at 110 William St., NY, NY; that s/he is the President of New York City Economic Development Corporation, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by authority of the board of directors of such corporation.






                                                    Colleen B. McHale
                                               ----------------------------
                                                       Notary Public


                                                    COLLEEN B. McHALE
                                                  Commissioner of Deeds
                                              City of New York - No. 5-1201
                                           Certificate Filed in Richmond County
                                              Commission Expires Oct. 1, 1994



STATE OF NEW YORK       )
                         ss:
COUNTY OF NEW YORK      )



           On the 17th day of December, 1993,before me personally came Katharine Darrow, to me known, who, being by me duly sworn, did depose and say that s/he resides at 16 Garden Place, Brooklyn, NY; that s/he is the Senior Vice President of New York Times Company, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by authority of the board of directors of such corporation.




                                                      Beverly Sturr
                                               ----------------------------
                                                      Notary Public


                                                      BEVERLY STURR
                                             Notary Public, State of New York
                                                     No. 31-5014766
                                               Qualified in New York County
                                             Commission Expires July 6, 1995

STATE OF NEW YORK       )
                          ss:
COUNTY OF NEW YORK      )




            On the 17th day of December, 1993,before me personally came Barry F. Sullivan, to me known, who, being by me duly sworn, did depose and say that s/he resides at c/o City Hall, NY, NY; that s/he is the Deputy Mayor of The City of New York, the same person who executed the foregoing instrument; and that s/he acknowledged that s/he signed her/his name thereto on behalf of The City of New York and pursuant to the authority vested in her/him.








                                                    Colleen B. McHale
                                               ----------------------------
                                                       Notary Public


                                                    COLLEEN B. McHALE
                                                  Commissioner of Deeds
                                              City of New York - No. 5-1201
                                           Certificate Filed in Richmond County
                                              Commission Expires Oct. 1, 1994